SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549




                                FORM 10-Q




             QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


      For the Quarter Ended March 31, 1995     Commission File No. 1-7525








                         THE GOLDFIELD CORPORATION



                                 EXHIBITS











                   May 10, 1995




                                                  Prototype Cash or Deferred
                                                  Profit-Sharing Plan #001


                               STANDARDIZED
                            ADOPTION AGREEMENT
                        PROTOTYPE CASH OR DEFERRED
                       PROFIT-SHARING PLAN AND TRUST

                                Sponsored by

                     AMERICAN FUNDS DISTRIBUTORS, INC.

      The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust/Basic Plan Document #03 (the "Plan"). If multiple Employers are adopting the Plan, complete Section 1 based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

      1.  EMPLOYER INFORMATION

      Employer's Name:  The Goldfield Corporation and Subsidiaries

      Address:  100 Rialto Place, Suite 500, Melbourne, FL  32901

      Principal Address (if different):

      Telephone Number:  (407) 724-1700

      Tax ID Number:  88-0031580

      Employer's Fiscal Year:  December 31

      Form of Business:
      [ ] Sole Proprietor   [ ] Partnership     [ ] "S" Corporation
      [X] Corporation       [ ] Other

      Member of:
      [X] Controlled Group [ ] Affiliated Service Group
      [ ] Group of trades or businesses under commom control

      Date of Incorporation: incorporated in Wyoming in 1906 and subsequently reincorporated in Delaware in 1968

      Name of Plan: The Goldfield Corporation and Subsidiaries Employee Savings and Retirement Plan

      Three Digit Plan Number for Annual Return/Report:001.

      2.  EFFECTIVE DATE

      2. (a) This is a new Plan having an effective date of January 1, 1995.

      2. (b) This is an amended Plan.
      The effective date of the original plan was / /. The effective date of the amended Plan is / /.

      2. (c) If different from above, the Effective Date for the Plan's Elective Deferral provisions shall be / /.

      3.  DEFINITIONS

      3. (a) "Allocation Date(s)" Allocations to Participant Accounts will be done in accordance with Article V of the Plan:
      [ ] (i)    daily.
      [X] (ii)   monthly.
      [ ] (iii)  quarterly.
      [ ] (iv)   semi-annually.
      [ ] (v)    annually.

      3. (b) "Compensation" Compensation shall be determined on the basis of the Plan Year. Compensation [X] shall [ ] shall not include Employer contributions made pursuant to a Salary Savings Agreement, for this Plan or any other plan, which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at paragraph 1.13 of the Plan.

      Compensation [X] shall [ ] shall not be limited to Compensation earned while a Participant in the Plan.

      Compensation shall be determined on the basis of the following safe-harbor definition of Compensation in IRS Regulation Section 1.414(s)-1(c):

      [X] (i) Code Section 3401(a) - W-2 income subject to income tax withholding.

      [ ] (ii) Code Section 415 - W-2 income, share of profits and other taxable income.

      3. (c) "Entry Date"
      [ ] (i) The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements.
      [X] (ii) The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.
      [ ] (iii) The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service requirement at 4(a) may not exceed 1/2 year and the age requirement at 4(b) may not exceed 20-1/2.
      [ ] (iv) The first day of the month or if earlier the first day of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.
      [ ] (v) The first day of the Plan Year, or the first day of the fourth, seventh or tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

      3. (d) "Hours of Service" shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:
      [X] (i) On the basis of actual hours for which an Employee is paid or entitled to payment.
      [ ] (ii) On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
      [ ] (iii) On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if under paragraph
      1.43 of the Plan such Employee would be credited with at least one
      (1) Hour of Service during the week.
      [ ] (iv) On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
      [ ] (v) On the basis of months worked. An Employee shall be credited with one-hundred-ninety (190) Hours of Service if under paragraph 1.43 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.
      [ ] (vi) On the basis of Elapsed Time, as provided in Article XVI of the Plan.

      3. (e) "Limitation Year"   The 12-consecutive month period
      commencing on January 1 and ending on December 31. If applicable, the Limitation Year will be a short Limitation Year commencing on / / and ending on / /. Thereafter, the Limitation Year shall end on the date last specified above.

      3. (f) "Net Profit"
      [X] (i) Not applicable. Profits will not be required for any contributions to the Plan.
      [ ] (ii) As defined in paragraph 1.50 of the Plan.

      3. (g) "Plan Year" The 12-consecutive month period commencing on January 1 and ending on December 31 . If applicable, the first Plan Year will be a short Plan Year commencing on / / and ending on/ /. Thereafter, the Plan Year shall end on the date last specified.

      3. (h) "Qualified Early Retirement Age" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the Order is entered shall be the date the Order is determined to be qualified. This will only allow payout to the alternate payee(s).

      3. (i) "Qualified Joint and Survivor Annuity" The safe-harbor provisions of paragraph 8.7 of the Plan [X] are [ ] are not applicable. If not applicable, the survivor annuity shall be / / % (50%, 66-2/3% 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

      3. (j) "Taxable Wage Base" [paragraph 1.81]
      [X] (i) Not Applicable-Plan is not integrated with Social
      Security.
      [ ] (ii) The maximum earnings considered wages for such Plan Year under Code Section 3121(a).
      [ ] (iii) / / % (not more than 100%) of the amount considered wages for such Plan Year under Code Section 3121(a).
      [ ] (iv) $/ /, provide such amount is not in excess of the amount determined under subsection (ii) above.
      [ ] (v) For the 1989 Plan Year $10,000. For all subsequent Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(a).

      NOTE: Using less than the maximum at subsection (ii) may result in a change in the allocation formula in Section 7(f) hereof.

      4. ELIGIBILITY REQUIREMENTS

      Employees meeting the following Service and Age requirements shall be eligible to participate in the Plan:

      4. (a) Service: 1 [not more than one (1)] Year of Service. [A Year of Service is a 12-consecutive month period during which a Participant is credited with 1,000 hours.] If the Year of Service selected is a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

      4. (b) Age:  Attainment of age 21  (not more than age 21).

      4. (c) Initial Participants: Employees employed on the Plan's Effective Date [X] do [ ] do not have to satisfy the eligibility requirements specified above.

      NOTE: Employees covered under the terms of a collective bargaining agreement (the agreement should indicate that retirement benefits were the subject of good faith bargaining and the agreement should benefit Employees of whom two percent or less are professionals, as defined in Section 1.410(b)-9 of the Regulations) between the Employer and Employee representatives (does not include any organization more than half of whose members are owners, officers, or executives of the Employer) and nonresident aliens [within the meaning of Section 770(b)(1)(B)] with no U.S. Income [within the meaning of Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Section 86(a)(3)] are excluded from the Plan participation.

      5.  RETIREMENT AGES

      If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

      5. (a) Normal Retirement Age shall be 65 (not to exceed age 65).

      5. (b) Normal Retirement Age shall be the later of attaining age / / (not to exceed age 65) or the / / (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

      5. (c) Early Retirement Age:
      [ ] (i) Not applicable.
      [X] (ii) The Plan shall have an Early Retirement Age of 60 (not less than 55) and completion of 5 Years of Service.

      6.  EMPLOYEE CONTRIBUTIONS
      [X] 6.(a) Participants shall be permitted to make Elective Deferrals in any amount from 2% up to 15% of their Compensation. Participants may amend their Salary Savings Agreements to change the contribution percentage as provided below:
      [X] (i) on the first day of each month of the Plan Year.
      [ ] (ii) on the first day of the Plan Year and on the first day of the fourth, seventh, and tenth months of the Plan Year.
      [ ] (iii) on the first day of the Plan Year and on the first day of the seventh month of the Plan Year.

      [ ] 6.(b) Participants shall be required to make after-tax Voluntary Contributions as follows (Thrift Savings Plan):
      [ ] (i) in any amount from /  / % up to /  / % of Compensation.
      [ ] (ii) a percentage determined by the Employee on his or her enrollment form.

      NOTE: Elective Deferrals may not be recharacterized as Voluntary Contributions for purposes of the Average Deferral Percentage
      (ADP) Test. The ADP Test will apply to contributions under (a) above. The Average Contribution Percentage (ACP) Test will apply to contributions under (b) above, and may apply to (a).

      7.  EMPLOYER CONTRIBUTIONS AND ALLOCATION

      The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X of the Plan. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

      7. (a) Profits Requirement - Current or Accumulated Net Profits are not required unless otherwise indicated below:
      [ ] (i)   Matching Contributions.
      [ ] (ii)  Qualified Non-Elective Contributions.
      [ ] (iii) discretionary contributions.

      NOTE: Elective Deferrals and any contribution category not checked above may always be contributed regardless of profits. Complete this Item in conjunction with Item 3(f).

      7. (b) Salary Savings Agreement:
      The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above. An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:
      [ ] (i) until the first day of the next Plan Year.
      [X] (ii) for a period of  1  month(s) (not to exceed 12 months).

      [X] 7(c) Matching Contribution [See Section (g) and (h)]:
      [ ] (i) Percentage Match On Elective Deferrals: the Employer shall contribute and allocate to each eligible Participant's
      account an amount equal to /   /% of the amount contributed and
      allocated in accordance with Section 7(b) above. The Employer shall not match Participant Elective Deferrals as provided above in excess of $/ / or in excess of / /% of the Participant's Compensation.
      [ ] (ii) Percentage Match on Voluntary Contributions: The Employer shall contribute and allocate to each eligible Participant's account an amount equal to / / % of the amount of Voluntary Contributions (if provided for under Section 6(b) above) made in accordance with paragraph 4.7 of the Plan. The Employer shall not match Participant Voluntary Contributions as provided above in
      excess of $/  / or in excess of /   /% of the Participant's
      Compensation.
      [X] (iii) Discretionary Match: The Employer shall contribute and allocate to each eligible Participant's account a percentage of the Participant's Elective Deferral contributed and allocated in accordance with Section 7(b) above. The Employer shall set such percentage prior to the end of the Plan Year. The Employer shall not match the Participant Elective Deferrals in excess of $/ / or in excess of 6% of the Participant's Compensation.
      [X] (iv) Qualified Match: Matching Contributions will be treated as Qualified Matching Contributions to the extent specified below:
      [ ] (A) all Matching Contributions.
      [ ] (B) none.
      [X] (C) the amount necessary to meet [ ] the ADP test, [ ] the ACP test, [X] both the ADP and ACP tests.
      [X] (v) Eligibility for Matching Contributions: Matching Contributions, whether or not Qualified, will only be made on Employee Contributions:
      [ ] (A) not withdrawn prior to the end of the valuation period.
      [ ] (B) not withdrawn prior to the end of the Plan Year.
      [X] (C) without regard to their withdrawal.
      [X] (vi) Matching Contribution Computation Period: The time period upon which Matching Contributions will be based shall be:
      [ ] (A) weekly.
      [ ] (B) bi-weekly.
      [ ] (C) semi-monthly.
      [ ] (D) monthly.
      [ ] (E) quarterly.
      [ ] (F) semi-annually.
      [X] (G) annually.

      [X] 7.(d) Qualified Non-Elective Contribution - [See Sections (f) and (g)] These contributions are fully vested when contributed. The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. The amount of Qualified non-Elective Contributions taken into account for purposes of meeting the ADP or ACP test requirements is:
      [ ] (i) all Qualified non-Elective Contributions.
      [ ] (ii) none.
      [X] (iii) the amount necessary to meet [ ] the ADP test, [ ] the ACP test, [X] both the ADP and ACP tests.
      Qualified non-Elective Contributions will be made to:
      [ ] (iv) all Employees eligible to participate.
      [X] (v) only non-Highly-Compensated Employees eligible to participate.

      [ ] 7.(e) Additional Employer Contribution Other Than Qualified Non-Elective Contributions - Non-Integrated [See Sections (g) and
      (h)]:
      The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contributions and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

      [ ] 7.(f) Additional Employer Contribution - Integrated Allocation Formula [See Sections (g) and (h)]. The Employer shall have the right to make an additional discretionary contribution. The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:
      (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.
      (ii) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.
      (iii) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base defined at Section 3(j) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%.

      NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan [see
      Section 11(c)(ii)] covering the same Employees, subsection (i) and
      (ii) above may be disregarded and 5.7%, 4.3% or 5.4% may be substituted for 2.7%, 1.35% or 2.4% where it appears in (iii) above.
      (iv) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participants Compensation bears to all Participants' Compensation.

      NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

      7.(g) Allocation of Excess Amounts (Annual Additions):
      In the event that the allocation formula above results in an Excess Amount, such excess shall be distributed to the Participant to the extent such excess does not exceed the Participant's Elective Deferrals, non-deductible Required Voluntary Contributions. To the extent the Excess Amount exceeds the sum of the aforementioned Employee contributions, such excess shall be:
      [X] (i) placed in a suspense account accruing no gains or losses for the benefit of the Participant.
      [ ] (ii) reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

      7. (h) Minimum Employer Contribution Under Top-Heavy Plans:
      For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under sections 7(e), 7(f) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Plan. Top-Heavy minimums will be allocated to:
      [X] (i)  all eligible Participants.
      [ ] (ii) only eligible non-Key Employees who are Participants.

      7. (i) Return of Excess Contributions and/or Excess Aggregate
      Contributions:
      In the event that one or more Highly-Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the ADP and/or ACP of the affected Highly Compensated Employees.

      8.  ALLOCATIONS TO TERMINATED EMPLOYEES

      (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under Section 3(d)(vi) above.)

      8. (a) For Plan Years beginning prior to 1993:
      [ ] (i) the Employer will not allocate Employer-related contributions to any Participant who terminates employment during the Plan Year.
      [ ] (ii) the Employer will allocate Employer-related contributions to Employees who terminate during the Plan Year as a result of:
      [ ] (A) retirement.
      [ ] (B) Disability.
      [ ] (C) death.
      [ ] (D) other termination provided that the Participant has completed a Year of Service.
      [ ] (E) other termination.

      8. (b) For Plan Years beginning in 1993 and thereafter, the Employer will allocate Employer-related contributions, except Matching Contributions, to any Participant who is (i) credited with more than 500 Hours of Service, or (ii) employed on the last day of the Plan Year without regard to the number of Hours of Service. The Employer will also allocate Employer-related contributions to any Participant who terminates during the Plan Year without accruing the necessary Hours of Service if he or she terminates as a result of:
      [X] (i)   retirement.
      [X] (ii)  Disability.
      [X] (iii) death.
      Matching Contributions will be allocated to each Participant without regard to whether he or she is employed on the last day of the Plan Year and without regard to his or her Hours of Service.

      9.  ALLOCATION OF FORFEITURES
      NOTE: Forfeitures of Excess Aggregate Contributions shall be applied at the end of the Plan Year in which they occur to reduce Employer Contributions. Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate
      Contributions.

      9.(a) Allocation Alternatives:
      Forfeitures shall be applied to reduce the Employer's contribution for such Plan Year. If forfeitures were reallocated, pursuant to a prior document's provisions, they will continue to be reallocated in the same manner until the end of the Plan year in which this Adoption Agreement is signed.

      9.(b) Date for Reallocation of Forfeitures:

      NOTE: If no distribution has been made to a former Participant, subsection (i) below will automatically apply to such Participant.

      [ ] (i) Forfeitures shall be applied to reduce the Employer's contribution at the end of the Plan year during which the former Participant incurs his or her fifth consecutive one-year Break In Service.
      [X] (ii) Forfeitures shall be applied to reduce the Employer's contribution at the end of the next Plan Year during which the Participant has received distribution of his or her vested interest.

      9. (c) Restoration of Forfeitures:
      If amounts are forfeited prior to five consecutive one-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated
      (fill in the appropriate number):
      [1] (i)  current year's forfeitures.
      [2] (ii) additional Employer contributions.

      10. LIMITATIONS ON ALLOCATIONS

      This Section is not applicable if this is the only Plan you maintain or ever maintained. Plans include Welfare Benefit Funds as described in Code Section 419(e) or an individual medical account as defined under Code Section 415(l)(2) under which amounts are treated as Annual Additions.

      10.(a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan, the provisions of Article X of the Plan will apply as if the other plan were a Master or Prototype Plan.

      10.(b) If a Participant is or ever has been a Participant in a Defined Benefit Plan maintained by the Employer, attach provisions which will satisfy the 1.0 limitation of Code Section 415(e).
      Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining present value in the Defined Benefit Plan.

      10.(c) The minimum contribution or benefit required under Code
      Section 416 relating to Top-Heavy Plans shall be satisfied by either:[ ] this Plan or [ ] (Name of other qualified plan of the Employer). If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in determining the Top-Heavy Ratio.

      11.  VESTING

      11.(a) Computation Period: (This option is not applicable if Hours of Service are determined on the basis of Elapsed Time selected under Section 3(d)(vi) above.) The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

      [ ] (i) shall not be applicable since Participants are always fully vested.
      [X] (ii) shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

      A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

      11. (b) Vesting Schedules:

      NOTE: Contributions under Sections 6(a), (b), 7(c)(iv) and (d) are always fully vested. The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

      [ ] (i) Full and Immediate Vesting.

                          Years of Service
                   1       2       3      4      5       6      7

      [ ] (ii)    / /%    100%
      [ ] (iii)   / /%    / /%    100%
      [ ] (iv)    / /%     20%     40%    60%    80%    100%
      [ ] (v)     / /%    / /%     20%    40%    60%     80%   100%
      [ ] (vi)     10%     20%     30%    40%    60%     80%   100%
      [X] (vii)    20%     40%     60%    80%   100%
      [ ] (viii)  / /%    / /%    / /%   / /%   / /%    / /%   100%

      NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

      [X] (A) All contributions other than those which are fully vested when contributed will vest under schedule vii above.

      [ ] (B) All Matching Contributions will vest under schedule / / above. All other Employer contributions other than this which are fully vested when contributed will vest under schedule above.

      11.(c) Service disregarded for Vesting:
      [X] (i) Not applicable.  All Service shall be considered.
      [ ] (ii) Service prior to the Effective Date of this Plan or a predecessor plan shall be disregarded when computing a Participant's vested and nonforfeitable interest.
      [ ] (iii) Service prior to a Participant having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

      11.(d) Top-Heavy Vesting:

      Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected above except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the [X] Two-twenty vesting schedule [Section 11(b)(iv)] or [ ] Three-Year Cliff vesting schedule [Section 11(b)(iii)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to Section 11(b)(iii) or 11(b)(iv) because of its Top-Heavy status, that vesting schedule will remain in effect, even if the Plan later becomes non-Top-Heavy, until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

      12.  SERVICE WITH PREDECESSOR ORGANIZATION

      For purposes of satisfying the Service requirements for eligibility and vesting, Hours of Service shall include Service with the following predecessor organization(s). The Black Range Mining Corporation, The San Pedro Mining Corporation, Goldfield-Hidalgo, Inc.

      13.  ROLLOVER/TRANSFER CONTRIBUTIONS

      13.(a) Rollover Contributions, as described in paragraph 4.3 of the Plan, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not make rollover contributions prior to meeting the eligibility requirements for participation in the Plan.

      13.(b) Transfer Contributions, as described in paragraph 4.4 of the Plan, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

      NOTE: Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph
      8.7 of the Plan.

      14.  HARDSHIP WITHDRAWALS

      Hardship withdrawals, as provided for in paragraph 6.9 of the Plan, [ ] are [X] are not permitted.

      15.  PARTICIPANT LOANS

      Participant loans, provided for in paragraph 13.4 of the Plan, [] are [ X] are not permitted. If permitted, repayments of principal and interest shall be repaid to the Participant's segregated account.

      16.  EMPLOYER INVESTMENT DIRECTION
      The Employer investment direction provisions, as set forth in paragraph 13.5 of the Plan [ ] shall [X] shall not be applicable.

      17.  EMPLOYEE INVESTMENT DIRECTION

      The Employee investment direction provisions, as set forth in paragraph 13.6 of the Plan, [X] shall [ ] shall not be applicable.

      NOTE: To the extent that Employee investment direction was previously allowed, the Trustee shall have the right to either make the assets part of the general Trust, or leave them as separately invested subject to the provisions of paragraph 13.6 of the Plan.

      18.  EARLY PAYMENT OPTION

      A Participant who separates from Service prior to retirement, death or Disability may make application to the Employer requesting an early payment of his or her vested account balance. Amounts under $3,500 [X] will [ ] will not be cashed out immediately.

      18(a) A Participant who has not separated from Service [ ] may [X] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant has completed five Years of Service.

      18(b) A Participant who has attained age 59-1/2 and has not separated from Service [X] may [ ] may not obtain a distribution of his or her vested Employer contributions.

      18(c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ] may not receive a distribution of his or her vested account balance.

      NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distributions, see item 19(a) below.

      19.  DISTRIBUTIONS OPTIONS

      19.(a)  Timing of Distributions:
      In cases of termination including death, Disability or retirement, benefits shall be paid:

      [ ] (i) as soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

      [X] (ii) as soon as administratively feasible, following the date on which a distribution is requested or is otherwise payable.

      [ ] (iii) as soon as administratively feasible, after the close of the Plan Year during which the Participant incurs a one-year Break in Service.

      19.(b) Optional Forms of Payment:
      [X] (i)   Lump Sum.
      [ ] (ii)  Installment Payments.
      [ ] (iii) Other form(s) as previously provided (indicate all forms that apply):/ /

      19.(c)  Recalculation of Life Expectancy:
      In determining required distributions under the Plan, a Participant and/or Spouse (Surviving Spouse) [ ] shall [X] shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

      20.  SPONSOR CONTACT

      Employers should direct questions concerning the language contained in and the qualification of the Prototype to:
      Capital Guardian Trust Company
      Corporate Employee Benefits Department
      (Phone Number) (714) 671-7000

      In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

      21.  SIGNATURES

      Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.

      (a) Employer Delegate or Committee Appointment:
      The Employer has appointed the following individual(s) to act on behalf of the Employer regarding all communications and requests between the Employer and the Recordkeeper, pursuant to the terms and conditions of the Plan. Unless otherwise directed by the Employer in written directions to the Recordkeeper, the Recordkeeper may act upon the instructions of any one of the persons listed below.

      Name(s) (please type or print)    Signature(s)

      1. John H. Sottile                1./  /

      Address 100 Rialto Place, Melbourne, FL 32901

      2. Stephen R. Wherry              2./  /

      Address 100 Rialto Place, Melbourne, FL  32901

      3./  /                            3./  /

      Address/  /

      (b) EMPLOYER:
      Name and address of Employer if different than specified in
      Section 1 above.

      The Goldfield Corporation

      The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the Terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

      This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 30th day of Nov., 1994.

      Signed for the Employer by:  Stephen R. Wherry

      Title:  Vice President


      Signature:/  /


      The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan. Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in
      Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)], in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

      This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

      [X] (c) TRUSTEE APPOINTMENT AND ACCEPTANCE:
      The Employer hereby appoints Capital Guardian Trust Company to serve as Trustee, and such Trustee hereby confirms acceptance of the appointment and duties pursuant to the accompanying Plan and this Adoption Agreement.

      Capital Guardian Trust Company hereby accepts appointment as Trustee the 14th day of Dec., 1994.

      Signed for the Trustee by:  Herman Martinez

      Title:  Assistant Vice President

      Signature:/  /

      NOTE: In accordance with paragraph 13.7 of Basic Plan Document #03 an additional trustee may be appointed to govern Plan assets held outside the Fund. If so, the additional trustee shall be appointed in a separate trust agreement.

      19.(b) Optional Forms of Payment:
      [X] (i)   Lump Sum.
      [ ] (ii)  Installment Payments.
      [ ] (iii) Other form(s) as previously provided (indicate all forms that apply):/ /

      19.(c)  Recalculation of Life Expectancy:
      In determining required distributions under the Plan, a Participant and/or Spouse (Surviving Spouse) [ ] shall [X] shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

      20.  SPONSOR CONTACT

      Employers should direct questions concerning the language contained in and the qualification of the Prototype to:
      Capital Guardian Trust Company
      Corporate Employee Benefits Department
      (Phone Number) (714) 671-7000

      In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

      21.  SIGNATURES

      Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.
      (a) Employer Delegate or Committee Appointment:
      The Employer has appointed the following individual(s) to act on behalf of the Employer regarding all communications and requests between the Employer and the Recordkeeper, pursuant to the terms and conditions of the Plan. Unless otherwise directed by the Employer in written directions to the Recordkeeper, the Recordkeeper may act upon the instructions of any one of the persons listed below.

      Name(s) (please type or print)    Signature(s)

      1. John H. Sottile                1./  /

      Address 100 Rialto Place, Melbourne, FL 32901

      2. Stephen R. Wherry              2./  /

      Address 100 Rialto Place, Melbourne, FL  32901

      3./  /                            3./  /

      Address/  /

      (b) EMPLOYER:
      Name and address of Employer if different than specified in
      Section 1 above.

      Southeast Power Corporation

      The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the Terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

      This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 30th day of Nov., 1994.

      Signed for the Employer by:  Stephen R. Wherry

      Title:  Treasurer


      Signature:/  /


      The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan. Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in
      Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)], in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

      This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

      [X] (c) TRUSTEE APPOINTMENT AND ACCEPTANCE:
      The Employer hereby appoints Capital Guardian Trust Company to serve as Trustee, and such Trustee hereby confirms acceptance of the appointment and duties pursuant to the accompanying Plan and this Adoption Agreement.

      Capital Guardian Trust Company hereby accepts appointment as Trustee the 14th day of Dec., 1994.

      Signed for the Trustee by:  Herman Martinez

      Title:  Assistant Vice President

      Signature:/  /

      NOTE: In accordance with paragraph 13.7 of Basic Plan Document #03 an additional trustee may be appointed to govern Plan assets held outside the Fund. If so, the additional trustee shall be appointed in a separate trust agreement.

      19.(b) Optional Forms of Payment:
      [X] (i)   Lump Sum.
      [ ] (ii)  Installment Payments.
      [ ] (iii) Other form(s) as previously provided (indicate all forms that apply):/ /

      19.(c)  Recalculation of Life Expectancy:
      In determining required distributions under the Plan, a Participant and/or Spouse (Surviving Spouse) [ ] shall [X] shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

      20.  SPONSOR CONTACT

      Employers should direct questions concerning the language contained in and the qualification of the Prototype to:
      Capital Guardian Trust Company
      Corporate Employee Benefits Department
      (Phone Number) (714) 671-7000

      In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

      21.  SIGNATURES

      Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.
      (a) Employer Delegate or Committee Appointment:
      The Employer has appointed the following individual(s) to act on behalf of the Employer regarding all communications and requests between the Employer and the Recordkeeper, pursuant to the terms and conditions of the Plan. Unless otherwise directed by the Employer in written directions to the Recordkeeper, the Recordkeeper may act upon the instructions of any one of the persons listed below.

      Name(s) (please type or print)    Signature(s)

      1. John H. Sottile                1./  /

      Address 100 Rialto Place, Melbourne, FL 32901

      2. Stephen R. Wherry              2./  /

      Address 100 Rialto Place, Melbourne, FL  32901

      3./  /                            3./  /

      Address/  /

      (b) EMPLOYER:
      Name and address of Employer if different than specified in
      Section 1 above.

      St. Cloud Mining Company

      The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the Terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

      This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 30th day of Nov., 1994.

      Signed for the Employer by:  Stephen R. Wherry

      Title:  Treasurer


      Signature:/  /


      The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan. Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in
      Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)], in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

      This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

      [X] (c) TRUSTEE APPOINTMENT AND ACCEPTANCE:
      The Employer hereby appoints Capital Guardian Trust Company to serve as Trustee, and such Trustee hereby confirms acceptance of the appointment and duties pursuant to the accompanying Plan and this Adoption Agreement.

      Capital Guardian Trust Company hereby accepts appointment as Trustee the 14th day of Dec., 1994.

      Signed for the Trustee by:  Herman Martinez

      Title:  Assistant Vice President

      Signature:/  /

      NOTE: In accordance with paragraph 13.7 of Basic Plan Document #03 an additional trustee may be appointed to govern Plan assets held outside the Fund. If so, the additional trustee shall be appointed in a separate trust agreement.

      19.(b) Optional Forms of Payment:
      [X] (i)   Lump Sum.
      [ ] (ii)  Installment Payments.
      [ ] (iii) Other form(s) as previously provided (indicate all forms that apply):/ /

      19.(c)  Recalculation of Life Expectancy:
      In determining required distributions under the Plan, a Participant and/or Spouse (Surviving Spouse) [ ] shall [X] shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

      20.  SPONSOR CONTACT

      Employers should direct questions concerning the language contained in and the qualification of the Prototype to:
      Capital Guardian Trust Company
      Corporate Employee Benefits Department
      (Phone Number) (714) 671-7000

      In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

      21.  SIGNATURES

      Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.
      (a) Employer Delegate or Committee Appointment:
      The Employer has appointed the following individual(s) to act on behalf of the Employer regarding all communications and requests between the Employer and the Recordkeeper, pursuant to the terms and conditions of the Plan. Unless otherwise directed by the Employer in written directions to the Recordkeeper, the Recordkeeper may act upon the instructions of any one of the persons listed below.

      Name(s) (please type or print)    Signature(s)

      1. John H. Sottile                1./  /

      Address 100 Rialto Place, Melbourne, FL 32901

      2. Stephen R. Wherry              2./  /

      Address 100 Rialto Place, Melbourne, FL  32901

      3./  /                            3./  /

      Address/  /

      (b) EMPLOYER:
      Name and address of Employer if different than specified in
      Section 1 above.

      The Lordsburg Mining Company

      The Employer hereby adopts the Plan, appoints Capital Guardian Trust Company as Trustee and directs that contributions to the Plan shall be invested in accordance with the instructions provided by it. The Employer has read the Plan and Trust and Adoption Agreement, agrees to the Terms and conditions set forth therein and has consulted with an attorney about the effect of establishing the Plan.

      This agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #03 were adopted by the Employer the 30th day of Nov., 1994.

      Signed for the Employer by:  Stephen R. Wherry

      Title:  Treasurer


      Signature:/  /


      The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan. Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in
      Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)], in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

      This Adoption Agreement may only be used in conjunction with Basic Plan Document #03.

      [X] (c) TRUSTEE APPOINTMENT AND ACCEPTANCE:
      The Employer hereby appoints Capital Guardian Trust Company to serve as Trustee, and such Trustee hereby confirms acceptance of the appointment and duties pursuant to the accompanying Plan and this Adoption Agreement.

      Capital Guardian Trust Company hereby accepts appointment as Trustee the 14th day of Dec., 1994.

      Signed for the Trustee by:  Herman Martinez

      Title:  Assistant Vice President

      Signature:/  /

      NOTE: In accordance with paragraph 13.7 of Basic Plan Document #03 an additional trustee may be appointed to govern Plan assets held outside the Fund. If so, the additional trustee shall be appointed in a separate trust agreement.



                         THE AMERICAN FUNDS GROUP








                        PROTOTYPE CASH OR DEFERRED
                      PROFIT-SHARING PLAN AND TRUST





                              Sponsored By

                     American Funds Distributors, Inc.




                         Basic Plan Document #03

                              November 1993






               Copy right 1993 The McKay Hochman Company, Inc.

This document is copyrighted under the laws of the United States.
         Its use, duplication or reproduction, including the use of electronic means, is prohibited by law without the express consent of the author.

                             TABLE OF CONTENTS

     Paragraph                                             Page

     Article I
     Definitions
     1.1   Actual Deferral Percentage                        4
     1.2   Adoption Agreement                                4
     1.3   Aggregate Limit                                   4
     1.4   Allocation Date(s)                                4
     1.5   Annual Additions                                  4
     1.6   Annuity Starting Date                             4
     1.7   Applicable Calendar Year                          4
     1.8   Applicable Life Expectancy                        4
     1.9   Average Contribution Percentage (ACP)             4
     1.10  Average Deferral Percentage (ADP)                 4
     1.11  Break In Service                                  4
     1.12  Code                                              4
     1.13  Compensation                                      4
     1.14  Contribution Percentage                           5
     1.15  Custodian                                         5
     1.16  Defined Benefit Plan                              5
     1.17  Defined Benefit (Plan) Fraction                   5
     1.18  Defined Contribution Dollar Limitation            5
     1.19  Defined Contribution Plan                         5
     1.20  Defined Contribution (Plan) Fraction              5
     1.21  Designated Beneficiary                            5
     1.22  Disability                                        5
     1.23  Distribution Calendar Year                        6
     1.24  Early Retirement Age                              6
     1.25  Earned Income                                     6
     1.26  Effective Date                                    6
     1.27  Election Period                                   6
     1.28  Elective Deferral                                 6
     1.29  Eligible Participant                              6
     1.30  Employee                                          6
     1.31  Employer                                          6
     1.32  Entry Date                                        6
     1.33  Excess Aggregate Contributions                    6
     1.34  Excess Amount                                     6
     1.35  Excess Contribution                               6
     1.36  Excess Elective Deferrals                         6
     1.37  Family Member                                     6
     1.38  First Distribution Calendar Year                  6
     1.39  Fund                                              6
     1.40  Hardship                                          6
     1.41  Highest Average Compensation                      6
     1.42  Highly Compensated Employee                       6
     1.43  Hour Of Service                                   6
     1.44  Key Employee                                      7
     1.45  Leased Employee                                   7
     1.46  Limitation Year                                   7
     1.47  Master Or Prototype Plan                          7
     1.48  Matching Contribution                             7
     1.49  Maximum Permissible Amount                        7
     1.50  Net Profit                                        7
     1.51  Normal Retirement Age                             7
     1.52  Owner-Employee                                    7
     1.53  Paired Plan                                       7
     1.54  Participant                                       7
     1.55  Participant's Benefit                             7
     1.56  Permissive Aggregation Group                      7
     1.57  Plan                                              7
     1.58  Plan Administrator                                7
     1.59  Plan Year                                         7
     1.60  Present Value                                     7
     1.61  Projected Annual Benefit                          7
     1.62  Qualified Deferred Compensation Plan              7
     1.63  Qualified Domestic Relations Order                7
     1.64  Qualified Early Retirement Age                    8
     1.65  Qualified Joint And Survivor Annuity              8
     1.66  Qualified Matching Contribution                   8
     1.67  Qualified Non-Elective Contributions              8
     1.68  Qualified Voluntary Contribution                  8
     1.69  Recordkeeper                                      8
     1.70  Required Aggregation Group                        8
     1.71  Required Beginning Date                           8
     1.72  Rollover Contribution                             8
     1.73  Salary Savings Agreement                          8
     1.74  Self-Employed Individual                          8
     1.75  Service                                           8
     1.76  Shareholder Employee                              8
     1.77  Simplified Employee Pension Plan                  8
     1.78  Sponsor                                           8
     1.79  Spouse (Surviving Spouse)                         8
     1.80  Super Top-Heavy Plan                              8
     1.81  Taxable Wage Base                                 8
     1.82  Top-Heavy Determination Date                      8
     1.83  Top-Heavy Plan                                    8
     1.84  Top-Heavy Ratio                                   8
     1.85  Top-Paid Group                                    9
     1.86  Transfer Contribution                             9
     1.87  Trustee                                           9
     1.88  Valuation Date                                    9
     1.89  Vested Account Balance                            9
     1.90  Voluntary Contribution                            9
     1.91  Welfare Benefit Fund                              9
     1.92  Year Of Service                                   9

     Article II
     Eligibility Requirements
     2.1   Participation                                     9
     2.2   Change in Classification Of Employment            9
     2.3   Computation Period                                9
     2.4   Employment Rights                                 9
     2.5   Service With Controlled Groups                    9
     2.6   Owner-Employees                                   9
     2.7   Leased Employees                                  9
     2.8   Thrift Plans                                     10

     Article III
     Employer Contributions
     3.1   Amount                                           10
     3.2   Expenses and Fees                                10
     3.3   Responsibility For Contributions                 10
     3.4   Return Of Contributions                          10

     Article IV
     Employee Contributions
     4.1   Voluntary Contributions                          10
     4.2   Qualified Voluntary Contributions                10
     4.3   Rollover Contribution                            10
     4.4   Transfer Contribution                            10
     4.5   Employer Approval Of Transfer
             Contributions                                  10
     4.6   Elective Deferrals                               10
     4.7   Required Voluntary Contributions                 11
     4.8   Direct Rollover Of Benefits                      11

     Article V
     Participant Accounts
     5.1   Separate Accounts                                11
     5.2   Adjustments To Participant Accounts              11
     5.3   Allocating Employer Contributions                11
     5.4   Allocating Investment Earnings
             And Losses                                     11
     5.5   Participant Statements                           11

     Article VI
     Retirement Benefits and Distributions
     6.1   Normal Retirement Benefits                       11
     6.2   Early Retirement Benefits                        12
     6.3   Benefits On Termination Of Employment            12
     6.4   Restrictions On Immediate Distributions          12
     6.5   Normal Form Of Payment                           12
     6.6   Commencement Of Benefits                         12
     6.7   Claims Procedures                                12
     6.8   In-Service Withdrawals                           13
     6.9   Hardship Withdrawal                              13

     Article VII
     Distribution Requirements
     7.1   Joint And Survivor Annuity Requirements          14
     7.2   Minimum Distribution Requirements                14
     7.3   Limits On Distribution Periods                   14
     7.4   Required Distributions On Or After The
             Required Beginning Date                        14
     7.5   Required Beginning Date                          14
     7.6   Transitional Rule                                14
     7.7   Designation Of Beneficiary For Death Benefit     15
     7.8   Nonexistence Of Beneficiary                      15
     7.9   Distribution Beginning Before Death              15
     7.10  Distribution Beginning After Death               15
     7.11  Distribution Of Excess Elective Deferrals        15
     7.12  Distributions Of Excess Contributions            15
     7.13  Distribution Of Excess Aggregate Contributions   15

     Article VIII
     Joint and Survivor Annuity Requirements
     8.1   Applicability Of Provisions                      16
     8.2   Payment Of Qualified Joint And Survivor
             Annuity                                        16
     8.3   Payment Of Qualified Pre-Retirement Survivor
             Annuity                                        16
     8.4   Qualified Election                               16
     8.5   Notice Requirements For Qualified Joint
             Joint and Survivor Annuity                     16
     8.6   Notice Requirements For Qualified Pre-
             Retirement Survivor Annuity                    16
     8.7   Special Safe-Harbor Exception For
             Certain Profit-Sharing Plans                   16
     8.8   Transitional Joint And Survivor Annuity
             Rules                                          16
     8.9   Automatic Joint And Survivor Annuity And
             Early Survivor Annuity                         17
     8.10  Annuity Contracts                                17

     Article IX
     Vesting
     9.1   Employee Contributions                           17
     9.2   Employer Contributions                           17
     9.3   Computation Period                               17
     9.4   Requalification Prior To Five Consecutive
             One-Year Breaks In Service                     17
     9.5   Requalification After Five Consecutive One-
             Year Breaks In Service                         17
     9.6   Calculating Vested Interest                      17
     9.7   Forfeitures                                      17
     9.8   Amendment Of Vesting Schedule                    17
     9.9   Service With Controlled Groups                   17

     Article X
     Limitations On Allocations and Antidiscrimination Testing
     10.1  Participation In This Plan Only                  17
     10.2  Disposition Of Excess Annual Additions           18
     10.3  Participation In This Plan And Another
             Qualified Master And Prototype Defined
             Contribution Plan, Welfare Benefit Fund,
             Individual Medical Account Or Simplified
             Employee Pension Plan Maintained By The
             Employer                                       18
     10.4  Disposition Of Excess Annual Additions
             Under Two Plans                                18
     10.5  Participation In This Plan And Another
             Defined Contribution Plan Which Is Not A
             Master Or Prototype Plan                       18
     10.6  Participation In This Plan And A Defined
             Benefit Plan                                   18
     10.7  Average Deferral Percentage (ADP) Test           18
     10.8  Special Rules Relating To Application
             Of ADP Test                                    18
     10.9  Average Contribution Percentage (ACP) Test       19
     10.10 Special Rules Relating To Application
             Of ACP Test                                    19

     Article XI
     Administration
     11.1  Plan Administrator                               19
     11.2  Trustee                                          20
     11.3  Recordkeeper                                     20
     11.4  Administrative Fees and Expenses                 20
     11.5  Division Of Duties And Indemnification           20

     Article XII
     Trust Fund
     12.1  The Fund                                         20
     12.2  Control Of Plan Assets                           20
     12.3  Exclusive Benefit Rules                          20
     12.4  Assignment And Alienation Of Benefits            20
     12.5  Determination Of Qualified Domestic
             Relations Order (QDRO)                         20

     Article XIII
     Investments
     13.1  Fiduciary Standards                              21
     13.2  Funding Arrangement                              21
     13.3  Investment Alternatives Of The Trustee           21
     13.4  Participant Loans                                21
     13.5  Employer Investment Direction                    22
     13.6  Employee Investment Direction                    22
     13.7  Appointment Of Additional Trustee And
             Allocation Of Responsibilities Thereto         22

     Article XIV
     Top-Heavy Provisions
     14.1  Applicability Of Rules                           22
     14.2  Minimum Contribution                             22
     14.3  Minimum Vesting                                  23
     14.4  Limitations On Allocations                       23

     Article XV
     Amendment And Termination
     15.1  Amendment By Sponsor                             23
     15.2  Amendment By Employer                            23
     15.3  Termination                                      23
     15.4  Qualification Of Employer's Plan                 23
     15.5  Mergers And Consolidations                       23
     15.6  Resignation And Removal                          23
     15.7  Qualification Of Prototype                       23

     Article XVI
     Elapsed Time Rules And Definitions
     16.1  Application                                      23
     16.2  Hour Of Service                                  23
     16.3  Service Or Period Of Service                     23
     16.4  Year Of Service                                  23
     16.5  Period Of Severance                              23
     16.6  Break in Service                                 23
     16.7  Parental Leave                                   23
     16.8  Computation Period                               24
     16.9  Allocating Employer Contributions                24

     Article XVII
     Governing Law                                          24

          PROTOTYPE CASH OR DEFERRED PROFIT-SHARING PLAN AND TRUST

                                SPONSORED BY
                     AMERICAN FUNDS DISTRIBUTORS, INC.

       The Sponsor hereby establishes the following Prototype Plan and
       Trust for use by those of its customers who qualify and wish to adopt a qualified retirement program.  Any Plan and Trust
         established hereunder shall be administered for the exclusive benefit of Participants and their beneficiaries under the
                        following terms and conditions:

     ARTICLE I
     DEFINITIONS

     1.1 Actual Deferral Percentage The ratio (expressed as a percentage and calculated separately for each Participant) of:

     (a) the amount of Employer contributions [as defined at (c) and (d)] actually paid over to the Fund on behalf of such Participant for the Plan Year to

     (b) the Participant's Compensation for such Plan Year. Unless otherwise specified in the Adoption Agreement, Compensation will only include amounts for the period during which the Employee was eligible to participate.

     Employer contributions on behalf of any Participant shall include:

     (c) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals, but excluding Elective Deferrals that are either taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals) or are returned as excess Annual Additions, and

     (d) at the election of the Employer, Qualified Non-Elective
     Contributions and Qualified Matching Contributions.

     For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

     1.2 Adoption Agreement The document included with this Plan by which an Employer elects to establish a qualified retirement plan and trust under the terms of this Prototype Plan and Trust.

     1.3 Aggregate Limit  The sum of:

     (a) 125 percent of the greater of the ADP of the non-Highly Compensated Employees for the Plan Year or the ACP of non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement as described in Code Section 401(k) or Code
     Section 402(h)(1)(B), and

     (b) the lesser of 200% or two percent plus the lesser of such ADP or ACP.

     Alternatively, the aggregate limit can be determined by substituting "the lesser of 200% or two percent plus" for "125% of in (a) above, and substituting "125% of" for "the lesser of 200% or two percent plus" in (b) above.

     1.4 Allocation Date(s) The date or dates on which Participant's accounts are adjusted in accordance with Article V.

     1.5 Annual Additions The sum of the following amounts credited to a Participant's account for the Limitation Year:

     (a) Employer contributions,

     (b) Employee contributions (under Article IV),

     (c) forfeitures,

     (d) allocations under a Simplified Employee Pension Plan,

     (e) amounts allocated after March 31, 1984 to an individual medical account as defined in Code Section 415(1)(2), which is part of a pension or annuity plan maintained by the Employer (these amounts are treated as Annual Additions to a Defined Contribution Plan though they arise under a Defined Benefit Plan), and

     (f) amounts derived from contributions paid or accrued after 1985, in taxable years ending after 1985, which are either attributable to post-retirement medical benefits allocated to the account of a Key Employee or to a Welfare Benefit Fund maintained by the Employer, are also treated as Annual Additions to a Defined Contribution Plan. For purposes of this paragraph, an Employee is a Key Employee if he or she meets the requirements of paragraph 1.44 at any time during the Plan Year or any preceding Plan Year. Welfare Benefit Fund is defined at paragraph 1.91.

     Excess amounts applied in a Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year, pursuant to the provisions of Article X.

     1.6 Annuity Starting Date The first day of the first period for which an amount is paid as an annuity or in any other form.

     1.7 Applicable Calendar Year The First Distribution Calendar year, and in the event of the recalculation of life expectancy, such succeeding calendar year. If payments commence in accordance with paragraph 7.4(e) before the Required Beginning Date, the Applicable Calendar Year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year or purchase.

     1.8 Applicable Life Expectancy Used in determining the required minimum distribution. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the Applicable Calendar Year, reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The life expectancy of a non-Spouse Beneficiary may not be recalculated.

     1.9 Average Contribution Percentage (ACP) The average of the Contribution Percentages for each Highly Compensated Employee and for each non-Highly Compensated Employee.

     1.10 Average Deferral Percentage (ADP) The average of the Actual Deferral Percentages for each Highly Compensated Employee and for each non-Highly Compensated Employee.

     1.11 Break In Service A 12-consecutive-month period during which an Employee fails to complete more than 500 Hours of Service.

     1.12 Code The Internal Revenue Code of 1986, including any amendments.

     1.13 Compensation The Employer may select one of the following two safe-harbor definitions of Compensation in the Adoption Agreement. Unless otherwise specified in the Adoption Agreement, Compensation shall only include amounts earned while a Participant if Plan Year is chosen as the determination period.

     (a) Code Section 3401(a) Wages. Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of Federal income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code
     Section 3401(a)(2)].

     (b) Code Section 415 Compensation.  Compensation is defined as Code
     Section 415 Compensation which is: a Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income [including, but not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c)], and excluding the following:

       1. Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a Simplified Employee Pension Plan or any distributions from a plan of deferred compensation,

       2. amounts realized from the exercise of non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

       3. amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, and

       4. other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

     For purposes of applying the limitations of Article X and Top-Heavy Minimums, the definition of Compensation shall be Code Section 415 Compensation described in this paragraph 1.13(b). Also, for purposes of applying the limitations of Article X, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled [as defined in Code Section 22(e)(3)] is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the participant is not a Highly Compensated Employee [as defined in Code Section 414(q)] and contributions made on behalf of such Participant are nonforfeitable when made.

     If the Employer fails to pick the determination period in Nonstandardized Adoption Agreement #002, the Plan Year shall be used. Unless otherwise specified by the Employer in the Adoption Agreement, Compensation shall be determined as provided in Code
     Section 3401(a) [as defined in this paragraph 1.13(a)]. In Nonstandardized Adoption Agreement #002, the Employer may choose to eliminate or exclude categories of Compensation which do not violate the provisions of Code Sections 401(a)(4), 414(s) the regulations thereunder and Revenue Procedure 89-65.

     Beginning with 1989 Plan Years, the annual Compensation of each Participant which may be taken into account for determining all benefits provided under the Plan (including benefits under Article
     XIV) for any year shall not exceed the limitation as imposed by Code
     Section 401(a)(17) and as adjusted under Code Section 415(d). In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the end of the Plan Year. If, as a result of the application of such rules the adjusted annual Compensation limitation, as imposed by Code Section 401(a)(17), is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

     If a Plan has a Plan Year that contains fewer than 12 calendar months, then the annual Compensation limit for that period is an amount equal to the limitation as imposed by Code Section 401(a)(17) as adjusted for the calendar year in which the Compensation period beings, multiplied by a fraction, the numerator of which is the number of full months in the short Plan Year and the denominator of which is 12. If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

     Compensation shall not include deferred Compensation other than contributions through a salary reduction agreement to a cash or deferred plan under Code Section 401(k), a Simplified Employee Pension Plan under Code Section 402(h)(1)(B), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code Section 403(b). Unless elected otherwise by the Employer in the Adoption Agreement, these deferred amounts will be considered as Compensation for Plan purposes. These deferred amounts are not counted as Compensation for purposes of Articles X and XIV. When applicable to a Self-Employed Individual, Compensation shall mean Earned Income.

     1.14 Contribution Percentage The ratio (expressed as a percentage and calculated separately for each Participant) of:

     (a) the Participant's Contribution Percentage Amounts [as defined at
     (c)-(f)] for the Plan Year, to

     (b) the Participant's Compensation for the Plan Year. Unless otherwise specified in the Adoption Agreement, Compensation will only include amounts for the period during which the Employee was eligible to participate.

     Contribution Percentage Amounts on behalf of any Participant shall include:

     (c) the amount of Employee Voluntary Contributions, Matching
     Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year,

     (d) forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such forfeiture is allocated.

     (e) at the election of the Employer, Qualified Non-Elective
     Contributions, and

     (f) the Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

     Contribution Percentage Amounts shall not include Matching
     Contributions, whether or not Qualified, that are forfeited either to correct Excess Aggregate Contributions, or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

     1.15 Custodian  The Trustee shall serve as Custodian.

     1.16 Defined Benefit Plan A plan under which a Participant's benefit is determined by a formula contained in the plan and no individual accounts are maintained for Participants.

     1.17 Defined Benefit (Plan) Fraction A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b).

     Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before 1987.

     1.18 Defined Contribution Dollar Limitation Thirty thousand dollars ($30,000) or if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

     1.19 Defined Contribution Plan A plan under which individual accounts are maintained for each Participant to which all contributions, forfeitures, investment income and gains or losses, and expenses are credited or deducted. A Participant's benefit under such plan is based solely on the fair market value of his or her account balance.

     1.20 Defined Contribution (Plan) Fraction A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds as defined in paragraph 1.91, individual medical accounts as defined in Code Section 415(1)(2) and Simplified Employee Pension Plans as defined in paragraph 1.77, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in the Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and
     (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

     If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over 1.0 multiplied by the denominator of this fraction, will permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before 1987, shall not be re-computed to treat all Employee Contributions as Annual Additions.

     1.21 Designated Beneficiary The individual who is designated as the beneficiary of a Participant's account under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

     1.22 Disability An illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months, certified by a physician selected by or satisfactory to the Employer, which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

     1.23 Distribution Calendar Year A calendar year for which a minimum distribution is required.

     1.24 Early Retirement Age The age set by the Employer in the Adoption Agreement (but not less than 55), which is the earliest age at which a Participant may retire and receive his or her benefits under the Plan.

     1.25 Earned Income Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income-producing factor. Earned Income shall be reduced by contributions made by an employer to a qualified plan to the extent deductible under Code Section 404. For tax years beginning after 1989, net earnings shall be determined taking into account the deduction for one-half of self-employment taxes allowed to the Employer under Code Section 164(f), to the extent deductible.

     1.26 Effective Date The date on which the Employer's Plan or amendment to such Plan becomes effective. For amendments reflecting statutory and regulatory changes post Tax Reform Act of 1986, the Effective Date will be the earlier of the date upon which such amendment is first administratively applied or the first day of the Plan Year following the date of adoption of such amendment.

     1.27 Election Period The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, the Election Period shall begin on the date of separation, with respect to the account balance as of the date of separation.

     1.28 Elective Deferral Employer contributions made to the Plan at the election of the Participant, in lieu of cash Compensation. Elective Deferrals shall also include contributions made pursuant to a Salary Savings Agreement or other deferral mechanism, such as a cash option contribution. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), an eligible deferred compensation plan under Code
     Section 457, any plan as described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a Salary Savings Agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

     1.29 Eligible Participant Any Employee who is eligible to make a Voluntary Contribution or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If a Voluntary Contribution or Elective Deferral is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant even though no Voluntary Contributions or Elective Deferrals are made.

     1.30 Employee Any person employed by the Employer (including Self-Employed Individuals and partners), all Employees of a member of an affiliated service group [as defined in Code Section 414(m)], all Employees of a controlled group of corporations [as defined in Code
     Section 414(b)], all Employees of any incorporated or unincorporated trade of business which is under common control [as defined in Code
     Section 414(c)], leased Employees [as defined in Code Section 414(n)] and any Employee required to be aggregated by Code Section 414(o). All such Employees shall be treated as employed by a single Employer.

     1.31 Employer The Self-Employed Individual, partnership, corporation or other organization which adopts this Plan including any firm that succeeds the Employer and adopts this Plan. For purposes of Article X, Limitations on Allocations, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in Code Section 414(b) as modified by Code
     Section 415(h)], all commonly controlled trades or businesses [as defined in Code Section 414(c) as modified by Code Section 415(h)] or affiliated service groups [as defined in Code Section 414(m)] of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

     1.32 Entry Date The date on which an Employee commences participation in the Plan as determined by the Employer in the Adoption Agreement.

     1.33 Excess Aggregate Contributions The excess, with respect to any Plan Year, of:

     (a) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

     (b) the maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals pursuant to paragraph 1.36 and then determining Excess Contributions pursuant to paragraph 1.35.

     1.34 Excess Amount The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     1.35 Excess Contribution With respect to any Plan Year, the excess of:

     (a) the aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

     (b) the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

     1.36 Excess Elective Deferrals Those Elective Deferrals that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year.

     1.37 Family Member The Employee's Spouse, any lineal descendants and ascendants and the Spouse of such lineal descendants and ascendants. In the event of repeal of the family aggregation rules under Code Section 414(q)(6), all applications of such rules under this Plan will cease as of the effective date of such repeal.

     1.38 First Distribution Calendar Year For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to paragraph 7.10.

     1.39 Fund All contributions received by the Trustee under this plan and Trust, investments thereof and earnings and appreciation thereon.

     1.40 Hardship An immediate and heavy financial need of the Employee where such Employee lacks other available resources.

     1.41 Highest Average Compensation The average Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the 12-consecutive-month period defined in the Adoption Agreement, or, if not indicated in the Adoption Agreement, as defined in paragraph 1.92.

     1.42 Highly Compensated Employee Any Employee who performs service for the Employer during the determination year and who, during the immediate prior year:

     (a) received Compensation from the Employer in excess of $75,000 [as adjusted pursuant to Code Section 415(d)], or

     (b) received Compensation from the Employer in excess of $50,000 [as adjusted pursuant to Code Section 415(d)] and was a member of the Top-Paid Group for such year, or

     (c) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A).

     Notwithstanding (a), (b) and (c), an Employee who was not Highly Compensated during the preceding Plan Year shall not be treated as a Highly Compensated Employee with respect to the current Plan Year unless such Employee is a member of the 100 Employees paid the greatest Compensation during the year for which such determination is being made.

     (d) Employees who are five percent (5%) Owners at any time during the immediate prior year or determination year.

     Highly Compensated Employee includes Highly Compensated active Employees and Highly Compensated former Employees. At the election of the Employer, the calendar year, ending with or within the current determination year, may be treated as the immediate prior year. Such an election is made with respect to all plans of the Employer.

     1.43 Hour of Service

     (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed, and

     (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference, and

     (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     (d) Hours of Service shall be credited for employment with the Employer and with other members of an affiliated service group [as defined in Code Section 414(m)], a controlled group of corporations [as defined in Code Section 414(b)], or a group of trades or businesses under common control [as defined in Code Section 414(c)] of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

     (e) Solely for purposes of determining whether a Break in Service, as defined in paragraph 1.11, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than 501 hours will be credited under this paragraph.

     (f) Hours of Service shall be determined on the basis of the method indicated in the Adoption Agreement.

     1.44 Key Employee Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A) (the defined benefit maximum annual benefit), an owner (or considered an owner under Code
     Section 318) of one of the ten largest interests in the employer if such individual's compensation exceeds 100% of the dollar limitation under Code Section 415(c)(1)(A), a five-percent owner of the Employer, or a one-percent owner of the Employer who has an annual compensation of more than $150,000. For purposes of determining who is a Key Employee, annual compensation shall mean Compensation as defined in paragraph 1.12(b), but including amounts deferred through a salary reduction agreement to a cash or deferred plan under Code
     Section 401(k), a Simplified Employee Pension Plan under Code
     Section 408(k), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code Section 403(b). The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

     1.45 Leased Employee Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient [or for the recipient and related persons determined in accordance with Code Section 414(n)(6)] on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer.

     1.46 Limitation Year The calendar year or such other 12-consecutive-month period designated by the Employer in the Adoption Agreement for purposes of determining the maximum Annual Addition to a Participant's account. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     1.47 Master Or Prototype Plan A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     1.48 Matching Contribution An Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Voluntary Contribution made by such Participant, or on account of a Participant's Elective Deferral under a plan maintained by the Employer.

     1.49 Maximum Permissible Amount The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

     (a) the Defined Contribution Dollar Limitation, or

     (b) 25% of the Participant's Compensation for the Limitation Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits [within the meaning of Code
     Section 401(h) or Code Section 419A(f)(2)] which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction: number of months in the short Limitation Year divided by 12.

     1.50 Net Profit the current and accumulated operation earnings of the Employer before Federal and State income taxes, excluding nonrecurring or unusual items of income, and before contributions to this and any other qualified plan of the Employer.

     1.51 Normal Retirement Age The age, set by the Employer in the Adoption Agreement, at which a Participant may retire and receive his or her benefits under the Plan.

     1.52 Owner-Employee A sole proprietor, or a partner owning more than 10% of either the capital or profits interest of the partnership.

     1.53 Paired Plans Two or more plans maintained by the Sponsor designed so that a single or any combination of plans adopted by an Employer will meet the antidiscrimination rules, the contribution and benefit limitations, and the Top-Heavy provisions of the Code.

     1.54 Participant Any Employee who has met the eligibility requirements and is participating in the Plan.

     1.55 Participant's Benefit The account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. A special exception exists for the second distribution Calendar Year. For purposes of this paragraph, if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     1.56 Permissive Aggregation Group Used for Top-Heavy testing purposes, it is the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

     1.57 Plan The Employer's retirement plan as embodied herein and in the Adoption Agreement.

     1.58 Plan Administrator  The Employer.

     1.59 Plan Year The 12-consecutive-month period designated by the Employer in the Adoption Agreement.

     1.60 Present Value Used for Top-Heavy test and determination purposes. When determining the Present Value of accrued benefits with respect to any Defined Benefit Plan maintained by the Employer, interest and mortality rates shall be determined in accordance with the provisions of the respective plan. If applicable, interest and mortality assumptions will be specified in the Adoption Agreement.

     1.61 Projected Annual Benefit Used to test the maximum benefit which may be obtained from a combination of retirement plans, it is the annual retirement benefit (adjusted to an actuarial equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of a Defined Benefit Plan or plans, assuming:

     (a) the Participant will continue employment until Normal Retirement Age under the plan (or current age, if later), and

     (b) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

     1.62 Qualified Deferred Compensation Plan Any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Code Section 401 and includes a trust exempt from tax under Code
     Section 501(a) or any annuity plan described in Code Section 403(a).

     An Eligible Retirement Plan is an individual retirement account
     (IRA) as described in section 408(a) of the Code, an individual retirement annuity (IRA) as described in section 408(b) of the Code, an annuity plan as described in section 403(a) of the Code, or a qualified trust as described in section 401(a) of the Code, which accepts Eligible Rollover Distributions. However in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     1.63 Qualified Domestic Relations Order A Qualified Domestic Relations Order (QDRO) is a signed domestic relations order issued by a State Court which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit and which meets the requirements of Code
     Section 414(p). An alternate payee is a Spouse, former Spouse, child, or other dependent who is treated as a beneficiary under the Plan as a result of the QDRO.

     1.64 Qualified Early Retirement Age For purposes of paragraph 8.9, Qualified Early Retirement Age is the latest of:

     (a) the earliest date under the Plan on which the Participant may elect to receive retirement benefits, or

     (b) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

     (c) the date the Participant begins participation.

     1.65 Qualified Joint And Survivor Annuity An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is at least one-half of but not more than the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse. The exact amount of the Survivor Annuity is to be specified by the Employer in the Adoption Agreement. If not designated by the Employer, the Survivor Annuity will be one-half of the amount paid to the Participant during his or her lifetime. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be provided by the Participant's Vested Account Balance.

     1.66 Qualified Matching Contribution Matching Contributions which, when made are subject to the distribution and nonforfeitability requirements under Code Section 401(k).

     1.67 Qualified Non-Elective Contributions Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made, and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

     1.68 Qualified Voluntary Contribution A tax-deductible voluntary Employee contribution. These contributions may no longer be made to the Plan.

     1.69 Recordkeeper The person or entity retained by the Plan
     Administrator on behalf of the Plan to provide specified administrative services to the Plan.

     1.70 Required Aggregation Group Used for Top-Heavy testing purposes, it consists of:

     (a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

     (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code Sections 401(a)(4) or 410.

     1.71 Required Beginning Date The date on which a Participant is required to take his or her first minimum distribution under the Plan. The rules are set forth at paragraph 7.5.

     1.72 Rollover Contribution A contribution made by a Participant of an amount distributed to such Participant from another Qualified Deferred Compensation Plan in accordance with Code Sections
     402(a)(5), (6), and (7).

     An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Participant except that an Eligible Rollover Distribution does not include:

     (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten years or more,

     (b) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and

     (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     A Direct Rollover is a payment by the plan to the Eligible
     Retirement Plan specified by the Participant.

     1.73 Salary Savings Agreement An agreement between the Employer and a participating Employee where the Employee authorizes the Employer to withhold a specified percentage of his or her Compensation for deposit to the Plan on behalf of such Employee.

     1.74 Self-Employed Individual An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no Net Profit for the taxable year.

     1.75 Service The period of current or prior employment with the Employer. If the Employer maintains a plan of a predecessor employer, Service for such predecessor shall be treated as Service for the Employer.

     1.76 Shareholder Employee An Employee or officer who owns [or is considered as owning within the meaning of Code Section 318(a)(1)], on any day during the taxable year of an electing small business corporation (S Corporation), more than five-percent of such corporation's outstanding stock.

     1.77 Simplified Employee Pension Plan An individual retirement account which meets the requirements of Code Section 408(k), and to which the Employer makes contributions pursuant to a written formula. These plans are considered for contribution limitation and Top-Heavy testing purposes.

     1.78 Sponsor AMERICAN FUNDS DISTRIBUTORS, INC. or any successor(s) or assign(s).

     1.79 Spouse (Surviving Spouse) The Spouse or Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code Section 414(p).

     1.80 Super Top-Heavy Plan A Plan described at paragraph 1.83 under which the Top-Heavy Ratio [as defined at paragraph 1.84] exceeds 90%.

     1.81 Taxable Wage Base For plans with an allocation formula which takes into account the Employer's contribution under the Federal Insurance Contributions Act (FICA), the contribution and benefit base in effect under the Social Security Act [Code Section 203] at the beginning of the Plan Year, or the amount elected by the Employer in the Adoption Agreement.

     1.82 Top-Heavy Determination Date For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

     1.83 Top-Heavy Plan For any Plan Year beginning after 1983, the Employer's Plan is top-heavy if any of the following conditions exist:

     (a) if the Top-Heavy Ratio for the Employer's Plan exceeds 60% and this Plan is not part of any required Aggregation Group or Permissive Aggregation Group of Plans.

     (b) if the Employer's plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

     (c) if the Employer's plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

     1.84 Top-Heavy Ratio

     (a) If the Employer maintains one or more Defined Contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any Defined Benefit Plan which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group as appropriate, is a fraction,

       (1) the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) [including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)], and

       (2) the denominator of which is the sum of all account balances [including any part of any account balance distributed in the five-year period ending on the Determination Date(s)], both computed in accordance with Code Section 416 and the regulations thereunder.

     Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

     (b) If the Employer maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the five-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated Defined Contribution Plan or Plans for all Key Employees, determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated Defined Benefit Plan or Plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plan or Plans for all Participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the Defined Benefit Plan or Plans for all Participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

     (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a Defined Benefit Plan. The account balances and accrued benefits of a participant who is not a Key Employee but who was a Key Employee in a prior year, or who has not been credited with at least one hour of service with any Employer maintaining the Plan at any time during the five-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Qualified Voluntary Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

     1.85 Top-Paid Group The group consisting of the top 20% of Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the group (but not who is in it), the following Employees shall be excluded:

     (a) Employees who have not completed 6 months of Service.

     (b) Employees who normally work less than 17-1/2 hours per week.

     (c) Employees who normally work during not more than 6 months during any year.

     (d) Employees who have not attained age 21.

     (e) Employees included in a collective bargaining unit, covered by an agreement between employee representatives and the Employer, where retirement benefits were the subject of good faith bargaining and provided that 90% or more of the Employer's Employees are covered by the agreement.

     (f) Employees who are nonresident aliens and who receive no earned income which constitutes income from sources within the United States.

     1.86 Transfer Contribution A non-taxable transfer of a Participant's benefit directly from a Qualified Deferred Compensation Plan to this Plan.

     1.87 Trustee CAPITAL GUARDIAN TRUST COMPANY shall serve as Trustee.

     1.88 Valuation Date The last day of the Plan Year or such other date as determined by the Employer on which Participant accounts are revalued in accordance with Article V hereof. For Top-Heavy purposes, the date selected by the Employer as of which the Top-Heavy Ratio is calculated.

     1.89 Vested Account Balance The aggregate value of the Participant's Vested Account Balances derived from Employer and Employee contributions (including Rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of Article VIII shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

     1.90 Voluntary Contribution An Employee contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

     1.91 Welfare Benefit Fund Any fund that is part of a plan of the Employer, or has the effect of a plan, through which the Employer provides welfare benefits to Employees or their beneficiaries. For these purposes, Welfare Benefit means any benefit other than those with respect to which Code Section 83(h) (relating to transfers of property in connection with the performance of services), Code
     Section 404 (relating to deductions for contributions to an Employees' trust or annuity and Compensation under a deferred payment plan), Code Section 404A (relating to certain foreign deferred compensation plans) apply. A "Fund" is any social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal service organization described in Code Section 501(c)(7), (9), (17) or (20); any trust, corporation, or other organization not exempt from income tax, or to the extent provided in regulations, any account held for an Employer by any person.

     1.92 Year Of Service Unless otherwise elected in Nonstandardized Adoption Agreement #002, or unless Elapsed Time is elected in either Adoption Agreement #001 or #002, a 12-consecutive-month period during which an Employee is credited with not less than 1,000 Hours of Service.

     ARTICLE II
     ELIGIBILITY REQUIREMENTS

     2.1 Participation Employees who meet the eligibility requirements in the Adoption Agreement on the Effective Date of the Plan shall become Participants as of the Effective Date of the Plan. If so elected in the Adoption Agreement, all Employees employed on the Effective Date of the Plan may participate, even if they have not satisfied the Plan's specified eligibility requirements. Other Employees, upon meeting the eligibility requirements, shall become Participants on the Entry Date selected in the Adoption Agreement. The Employee must satisfy the eligibility requirements specified in the Adoption Agreement and be employed on the Entry Date to become a Participant in the Plan. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have previously become a Participant had he or she been in the eligible class. A former Participant shall again become a Participant upon returning to the employ of the Employer as of the next Entry Date. For this purpose, Participant's Compensation and Service shall be considered from date of rehire.

     2.2 Change In Classification Of Employment In the event a
     Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, such Employee shall participate upon his or her return to an eligible class of Employees.

     2.3 Computation Period To determine Years of Service and Breaks in Service for purposes of eligibility, the 12-consecutive-month period shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each anniversary thereof, such that the succeeding 12-consecutive-month period commences with the Employee's first anniversary of employment and so on. If, however, the period so specified is one year or less, the succeeding 12-consecutive-month period shall commence on the first day of the Plan Year prior to the anniversary of the date he or she first performed an Hour of Service regardless of whether the Employee is entitled to be credited with 1,000 (or such lesser number as specified by the Employer in the Adoption Agreement) Hours of Service during his or her first employment year.

     2.4 Employment Rights Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the employment of any Employee at any time.

     2.5 Service With Controlled Groups All Years of Service with other members of a controlled group of corporations [as defined in Code
     Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be credited for purposes of determining an Employee's eligibility to participate.

     2.6 Owner-Employees If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

     If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

     If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled, and the individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled.

     For purposes of the preceding sentences, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

     (a) own the entire interest in an unincorporated trade or business, or

     (b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

     For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

     2.7 Leased Employees Any leased Employee shall be treated as an Employee of the recipient Employer; however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. A leased Employee shall not be considered an Employee of the recipient if such Employee is covered by a money purchase pension plan providing:

     (a) a non-integrated Employer contribution rate of at least 10% of Compensation, [as defined in Code Section 415(c)(3) but including amounts contributed by the Employer pursuant to a salary reduction agreement, which are excludable from the Employee's gross income under a cafeteria plan covered by Code Section 125, a cash or deferred profit-sharing plan under Section 401(k) of the Code, a Simplified Employee Pension Plan under Code Section 402(h)(1)(B) and a tax-sheltered annuity under Code Section 403(b)],

     (b) immediate participation, and

     (c) full and immediate vesting.

     This exclusion is only available if Leased Employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.

     2.8 Thrift Plans If the Employer makes an election in the Adoption Agreement to require Voluntary Contributions to participate in this Plan, the Employer shall notify each eligible Employee in writing of his or her eligibility for participation at least 30 days prior to the appropriate Entry Date. The Employee shall indicate his or her intention to join the Plan by authorizing the Employee to withhold a percentage of his or her Compensation as provided in the Plan. Such authorization shall be returned to the Employer at least 10 days prior to the Employee's Entry Date. The Employee may decline participation by so indicating on the enrollment form or by failure to return the enrollment form to the Employer prior to the Employee's Entry Date. If the Employee declines to participate, such Employee shall be given the opportunity to join the Plan on the next Entry Date. The taking of a Hardship Withdrawal under the provisions of paragraph 6.9 will impact the Participant's ability to make these contributions.

     ARTICLE III
     EMPLOYER CONTRIBUTIONS

     3.1 Amount The Employer intends to make periodic contributions to the Plan in accordance with the formula or formulas selected in the Adoption Agreement. However, the Employer's contribution for any Plan Year shall be subject to the limitations on allocations contained in Article X.

     3.2 Expenses And Fees The Employer shall also be authorized to reimburse the Fund for all expenses and fees incurred in the administration of the Plan or Trust and paid out of the assets of the Fund. Such expenses shall include, but shall not be limited to, fees for professional services, recordkeeping services, printing and postage. Brokerage commissions may not be reimbursed.

     3.3 Responsibility For Contributions Neither the Trustee nor the Sponsor shall be required to determine if the Employer has made a contribution or if the amount contributed is in accordance with the Adoption Agreement or the Code. The Employer shall have sole responsibility in this regard. The Trustee shall be accountable solely for contributions actually received by it, within the limits of Article XI.

     3.4 Return Of Contributions Contributions made to the Fund by the Employer shall be irrevocable except as provided below:

     (a) any contribution forwarded to the Trustee because of a mistake of fact, provided that the contribution is returned to the Employer within one year of the contribution.

     (b) in the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

     (c) contributions forwarded to the Trustee are presumed to be deductible and are conditioned on their deductibility. Contributions which are determined by the Internal Revenue Service to not be deductible will be returned to the Employer.

     ARTICLE IV
     EMPLOYEE CONTRIBUTIONS

     4.1 Voluntary Contributions An Employee may make Voluntary
     Contributions to the Plan established hereunder if so authorized by the Employer in a uniform and nondiscriminatory manner. Such contributions are subject to the limitations on Annual Additions and are subject to antidiscrimination testing.

     4.2 Qualified Voluntary Contributions A Participant may no longer make Qualified Voluntary Contributions to the Plan. Amounts already contributed may remain in the Trust Fund until distributed to the Participant. Such amounts will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the Trust in the same manner as described at paragraph 5.4 of the Plan. No part of the Qualified Voluntary Contribution account will be used to purchase life insurance. Subject to Article VIII, Joint and Survivor Annuity Requirements (if applicable), the Participant may withdraw any part of the Qualified Voluntary Contribution account by making a written application to the Plan Administrator.

     4.3 Rollover Contribution Unless provided otherwise in the Adoption Agreement, a Participant may make a Rollover Contribution to any Defined Contribution Plan established hereunder of all or any part of an amount distributed or distributable to him or her from a Qualified Deferred Compensation Plan provided:

     (a) the amount distributed to the Participant is deposited to the Plan no later than the sixtieth day after such distribution was received by the Participant,

     (b) the amount distributed is not one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten years or more,

     (c) the amount distributed is not required under section 401(a)(9) of the Code,

     (d) if the amount distributed included property such property is rolled over, or if sold the proceeds of such property may be rolled over,

     (e) the amount distributed is not includible in gross income
     (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     In addition, if the Adoption Agreement allows Rollover
     Contributions, the Plan will also accept any Eligible Rollover Distribution (as defined at paragraph 1.72) directly to the Plan.

     Rollover Contributions, which relate to distributions prior to January 1, 1993, must be made in accordance with paragraphs (a) through (e) and additionally meet the requirements of paragraph (f):

     (f) The distribution from the Qualified Deferred Compensation plan constituted the Participant's entire interest in such Plan and was distributed within one taxable year to the Participant:

       (1) on account of separation from Service, a plan termination, or in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan within the meaning of Section 402(a)(6)(A) of the Code, or

       (2) in one or more distributions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs (B) and (H).

     Such Rollover Contribution may also be made through an Individual Retirement Account qualified under Code Section 408 where the IRA was used as a conduit from the Qualified Deferred Compensation Plan, the Rollover Contribution is made in accordance with the rules provided under paragraphs (a) through (e) and the Rollover Contribution does not include any regular IRA contributions, or earnings thereon, which the Participant may have made to the IRA. Rollover Contributions which relate to distributions prior to January 1, 1993, may be made through an IRA in accordance with paragraphs (a) through (f) and additional requirements as provided in the previous sentence. The Trustee shall not be held responsible for determining the tax-free status of any Rollover Contribution made under this Plan.

     4.4 Transfer Contribution Unless provided otherwise in the Adoption Agreement a Participant may, subject to the provisions of paragraph 4.5, also arrange for the direct transfer of his or her benefit from a Qualified Deferred Compensation Plan to this Plan. For accounting and record keeping purposes, Transfer Contributions shall be treated in the same manner as Rollover Contributions.

     Notwithstanding the above, the Employer may refuse to accept such Transfer Contributions.

     4.5 Employer Approval Of Transfer Contributions The Employer, maintaining a Safe-Harbor Profit-Sharing Plan in accordance with the provisions of paragraph 8.7, acting in a nondiscriminatory manner, may in its sole discretion refuse to allow Transfer Contributions to its profit-sharing plan, if such contributions are directly or indirectly being transferred from a defined benefit plan, a money purchase pension plan (including a target benefit plan), a stock bonus plan, or another profit-sharing plan which would otherwise provide for a life annuity form of payment to the Participant.

     4.6 Elective Deferrals A Participant may enter into a Salary Savings Agreement with the Employer authorizing the Employer to withhold a portion of such Participant's Compensation not to exceed $7,000 per calendar year as adjusted under Code Section 415(d) or, if lesser, the percentage of Compensation specified in the Adoption Agreement, and to deposit such amount to the Plan. No Participant shall be permitted to have Elective Deferrals made under this Plan or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year. Thus, the $7,000 limit may be reduced if a Participant contributes pre-tax contributions to qualified plans of this or other Employers. Any such contribution shall be credited to the Employee's Salary
     Savings Account. Unless otherwise specified in the Adoption Agreement, a Participant may amend his or her Salary Savings Agreement to increase, decrease or terminate the percentage on the first day of any month after providing written notice to the Employer. The Employer may also amend or terminate said agreement on written notice to the Participant. If a Participant has not authorized the Employer to withhold at the maximum rate and desires to increase the total withheld for a Plan Year, such Participant may authorize the Employer upon 30 days notice to withhold a supplemental amount up to 100% of his or her Compensation for one or more pay periods. In no event may the sum of the amounts withheld under the Salary Savings Agreement plus the supplemental withholding exceed 25% of a Participant's Compensation for a Plan Year. Elective Deferrals shall be deposited in the Trust within 30 days after being withheld from the Participant's pay.

     4.7 Required Voluntary Contributions If the Employer makes a thrift election in the Adoption Agreement, each eligible Participant shall be required to make Voluntary Contributions to the Plan for credit to his or her account as provided in the Adoption Agreement. Such Voluntary Contributions shall be withheld from the Employee's Compensation and shall be transmitted by the Employer to the Trustee as agreed between the Employer and Recordkeeper. A Participant may discontinue participation or change his or her Voluntary Contribution percentage by so advising the Employer at least 30 days prior to the date on which such discontinuance or change is to be effective. If a Participant discontinues his or her Voluntary Contributions, such Participant may not again authorize Voluntary Contributions for a period of one year from the date of discontinuance. A Participant may voluntarily change his or her Voluntary Contribution percentage once during any Plan Year and may also agree to have a reduction in his or her contribution, if required to satisfy the requirements of the ACP test.

     4.8 Direct Rollover Of Benefits Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Participant's election under this paragraph, for distributions made on or after January 1, 1993, a Participant may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover. Any portion of a distribution which is not paid directly to an Eligible Retirement Plan shall be distributed to the Participant. For purposes of this Paragraph, a Surviving Spouse or a spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order as defined in section 414(p) of the Code, will be permitted to elect to have any Eligible Rollover Distribution paid directly to an individual retirement account (IRA) or an individual retirement annuity
     (IRA).

     The plan provisions otherwise applicable to distributions continue to apply to Rollover and Transfer Contributions.

     ARTICLE V
     PARTICIPANT ACCOUNTS

     5.1 Separate Accounts The Employer shall establish a separate bookkeeping account for each Participant showing the total value of his or her interest in the Fund. Each Participant's account shall be separated for bookkeeping purposes into the following sub-accounts:

     (a) Employer contributions.

       (1) Matching Contributions.

       (2) Qualified Matching Contributions.

       (3) Qualified Non-Elective Contributions.

       (4) Discretionary Contributions.

       (5) Elective Deferrals.

     (b) Voluntary Contributions (and additional amounts including required contributions and, if applicable, either repayments of loans previously defaulted on and treated as "deemed distributions" on which a tax report has been issued, and amounts paid out upon a separation from service which have been included in income and which are repaid after being re-hired by the Employer).

     (c) Qualified Voluntary, Contributions (if the Plan previously accepted these).

     (d) Rollover Contributions and Transfer Contributions.

     5.2 Adjustments To Participant Accounts As of each Allocation Date of the Plan, the Employer shall add to each account:

     (a) the Participant's share of the Employer's contribution and forfeitures as determined in the Adoption Agreement,

     (b) any Elective Deferrals, Voluntary, Rollover or Transfer
     Contributions made by the Participant,

     (c) any repayment of amounts previously paid out to a Participant upon a separation from Service and repaid by the Participant since the last Allocation Date, and

     (d) the Participant's proportionate share of any investment earnings and increase in the fair market value of the Fund since the last Allocation Date, as determined at paragraph 5.4.

     The Employer shall deduct from each account:

     (e) any withdrawals or payments made from the Participant's account since the last Allocation Date, and

     (f) the Participant's proportionate share of any decrease in the fair market value of the Fund since the last Allocation Date, as determined at paragraph 5.4.

     5.3 Allocating Employer Contributions The Employer's contribution shall be allocated to Participants in accordance with the allocation formula selected by the Employer in the Adoption Agreement, and the minimum contribution and allocation requirements for Top-Heavy Plans. Beginning with the 1993 Plan Year and thereafter, for plans on Standardized Adoption Agreement #001, Participants who are credited with more than 500 Hours of Service or are employed on the last day of the Plan Year must receive a full allocation of Employer contributions. In Nonstandardized Adoption Agreement #002, Employer contributions shall be allocated to the accounts of Participants employed by the Employer on the last day of the Plan Year unless indicated otherwise in the Adoption Agreement. In the case of a non-Top-Heavy, Nonstandardized Plan, Participants must also have completed a Year of Service unless otherwise specified in the Adoption Agreement. For Nonstandardized Adoption Agreement #002, the Employer may only apply the last day of the Plan Year and Year of Service requirements if the Plan satisfies the requirements of Code Sections 401(a)(26) and 410(b) and the regulations thereunder including the exception for 401(k) plans. If, when applying the last day and Year of Service requirements, the Plan fails to satisfy the aforementioned requirements, additional Participants will be eligible to receive an allocation of Employer contributions until the requirements are satisfied. Participants who are credited with a Year of Service, but not employed at Plan Year end, are the first category of additional Participants eligible to receive an allocation. If the requirements are still not satisfied, Participants credited with more than 500 Hours of Service and employed at Plan Year end are the next category of Participants eligible to receive an allocation. Finally, if necessary to satisfy the said requirements, any Participant credited with more than 500 Hours of Service will be eligible for an allocation of Employer contributions. The Service requirement is not applicable with respect to any Plan Year during which the Employer's Plan is Top-Heavy.

     5.4 Allocating Investment Earnings And Losses All Employer contributions will be credited with an allocation of the actual investment earnings and gains and losses from the actual date of deposit of each such contribution until the end of the period. The actual investment earnings shall be credited to Participants' accounts as of the Allocation Date following date of deposit. Participants will share in the earnings of the investment find(s) in which they have monies as of the date such earnings are either credited or accrued. Accounts with segregated investments shall receive only the income or loss on such segregated investments. In no event shall the selection of a method of allocating gains and losses be used to discriminate in favor of the Highly Compensated Employees.

     Alternatively, a Participant's share of the actual investment earnings shall be based on the proportionate value of all active accounts (other than accounts with segregated investments) as of the last Allocation Date less withdrawals since the last Allocation Date. If Employer contributions are made monthly, quarterly, or on some other systematic basis, the adjusted value of such accounts for allocation of investment income and gains or losses shall include one-half the Employer contributions for such period. If Employer contributions are not made on a systematic basis, it is assumed that they are made at the end of the Allocation period and therefore will not receive an allocation of investment earnings and gains or losses for such period. Account balances not yet forfeited shall receive an allocation of earnings and/or losses. Accounts with segregated investments shall receive only the income or loss on such segregated investments.

     5.5 Participant Statements Upon completing the allocations described above for the Allocation Date coinciding with the end of the Plan Year, the Employer shall prepare a statement for each Participant showing the additions to and subtractions from his or her account since the last such statement and the fair market value of his or her account as of the current Allocation Date. Employers so choosing may prepare Participant statements for each quarterly Allocation Date.

     ARTICLE VI
     RETIREMENT BENEFITS AND DISTRIBUTIONS

     6.1 Normal Retirement Benefits A Participant shall be entitled to receive the balance held in his or her account from Employer contributions upon attaining Normal Retirement Age or at such earlier dates as the provisions of this Article VI may allow. If the Participant elects to continue working past his or her Normal Retirement Age, he or she will continue as an active Participant and no distribution shall be made to such Participant until his or her actual retirement date unless the Employer elects otherwise in the Adoption Agreement, or a minimum distribution is required by law. Settlement shall be made in the normal form, or if elected, in one of the optional forms of payment provided below.

     6.2 Early Retirement Benefits If the Employer so provides in the Adoption Agreement, an Early Retirement benefit will be available to individuals who meet the age and Service requirements. An individual who meets the Early Retirement Age requirements and separates from Service will become fully vested, regardless of any vesting schedule which otherwise might apply. If a Participant separates from Service before satisfying the age requirements, but after having satisfied the Service requirement, the Participant will be entitled to elect an Early Retirement benefit upon satisfaction of the age requirement.

     6.3 Benefits On Termination Of Employment

     (a) If a Participant terminates employment prior to Normal Retirement Age, such Participant shall be entitled to receive the vested balance held in his or her account payable at Normal Retirement Age in the normal form, or if elected, in one of the optional forms of payment provided hereunder. If applicable, the Early Retirement benefit provisions may be elected. Notwithstanding the preceding sentence, a former Participant may, if allowed in the Adoption Agreement, make application to the Employer requesting early payment of any deferred vested and nonforfeitable benefit due.

     (b) If a Participant terminates employment, and the value of that Participant's Vested Account Balance derived from Employer and Employee contributions is not greater than $3,500, in accordance with a consistent policy followed for all Participants the Employer may or may not require the Participant to receive a lump sum distribution of the value of the entire vested portion of such account balance and the non-vested portion will be treated as a forfeiture. The Employer shall continue to follow its consistent policy, as may be established, regarding immediate cash-outs of Vested Account Balances of $3,500 or less. For purposes of this Article, if the value of a Participant's Vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such Vested Account Balance immediately following termination. Likewise, if the Participant is reemployed prior to incurring five consecutive one-year Breaks in Service he or she will be deemed to have immediately repaid such distribution. For Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions. Notwithstanding the above, if the Employer maintains or has maintained a policy of not distributing any amounts until the Participant's Normal Retirement Age, the Employer can continue to uniformly apply such policy.

     (c) If a Participant terminates employment with a Vested Account Balance derived from Employer and Employee contributions in excess of $3,500, and elects (with his or her Spouse's consent, if required) to receive 100% of the value of his or her Vested Account Balance in a lump sum, the non-vested portion will be treated as a forfeiture. The Participant (and his or her Spouse, if required) must consent to any distribution, when the Vested Account Balance described above exceeds $3,500 or if at the time of any prior distribution it exceeded $3,500. For purposes of this paragraph, for Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions.

     (d) Distribution of less than 100% of the Participant's Vested Account Balance shall only be permitted if the Participant is fully vested upon termination of employment.

     (e) If a Participant who is not 100% vested receives or is deemed to receive a distribution pursuant to this paragraph and resumes employment covered under this Plan, the Participant shall have the right to repay to the Plan the full amount of the distribution attributable to Employer contributions on or before the earlier of the date that the Participant incurs five consecutive one-year Breaks in Service following the date of distribution or five years after the first date on which the Participant is subsequently reemployed. In such event, the Participant's account shall be restored to the value thereof at the time the distribution was made and may further be increased by the Plan's income and investment gains and/or losses on the undistributed amount from the date of distribution to the date of repayment.

     (f) A Participant shall also have the option to postpone payment of his or her Plan benefits until the first day of April following the calendar year in which he or she attains age 70 1/2. Any balance of a Participant's account resulting from his or her Employee contributions not previously withdrawn, if any, may be withdrawn by the Participant immediately following separation from Service.

     (g) If a Participant ceases to be an active Employee as a result of a Disability as defined at paragraph 1.22, such Participant shall be able to make an application for a disability retirement benefit payment. The Participant's account balance will be deemed "immediately distributable" as set forth in paragraph 6.4, and will be fully vested pursuant to paragraph 9.2.

     6.4 Restrictions On Immediate Distributions

     (a) An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of the Normal Retirement Age or age 62.

     (b) If the value of a Participant's Vested Account Balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and his or her Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the Participant and the Spouse shall be obtained in writing within the 90-day period ending on the annuity starting date, which is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

     (c) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the account balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to paragraph 8.7 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another Defined Contribution Plan [other than an employee stock ownership plan as defined in Code Section 4975(e)(7)] within the same controlled group.

     (d) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after 1988, the Participant's Vested Account Balance shall not include amounts attributable to Qualified Voluntary Contributions.

     (e) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Regulations Section 1.411(a)-ll(c) is given, provided that:

       (1) the Participant is clearly informed of his or her right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

       (2) the Participant, after receiving the notice, affirmatively elects to receive a distribution.

     6.5 Normal Form Of Payment The normal form of payment for a profit-sharing plan satisfying the requirements of paragraph 8.7 hereof shall be a lump sum with no option for annuity payments. For all other plans, the normal form of payment hereunder shall be a Qualified Joint and Survivor Annuity as provided under Article
     VIII. A Participant whose Vested Account Balance derived from Employer and Employee contributions exceeds $3,500, or if at the time of any prior distribution it exceeded $3,500, shall (with the consent of his or her Spouse) have the right to receive his or her benefit in a lump sum or in monthly, quarterly, semi-annual or annual payments from the Fund over any period not extending beyond the life expectancy of the Participant and his or her Beneficiary. For purposes of this paragraph, for Plan Years prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions. The normal form of payment shall be automatic, unless the Participant files a written request with the Employer prior to the date on which the benefit is automatically payable, electing a lump sum or installment payment option. No amendment to the Plan may eliminate one of the optional distribution forms listed above.

     6.6 Commencement Of Benefits

     (a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

       (1) the Participant attains age 65 (or normal retirement age if earlier),

       (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or

       (3) the Participant terminates Service with the Employer.

     (b) Notwithstanding the foregoing, the failure of a Participant and Spouse (if necessary) to consent to a distribution while a benefit is immediately distributable within the meaning of paragraph 6.4 hereof, shall be deemed an election to defer commencement of payment of any benefit sufficient to satisfy this paragraph.

     6.7 Claims Procedures Upon retirement, death, or other severance of employment, the Participant or his or her representative may make application to the Employer requesting payment of benefits due and the manner of payment. If no application for benefits is made, the Employer shall automatically pay any vested benefit due hereunder in the normal form at the time prescribed at paragraph
     6.6. If an application for benefits is made, the Employer shall accept, reject, or modify such request and shall notify the Participant in writing setting forth the response of the Employer and in the case of a denial or modification the Employer shall:

     (a) state the specific reason or reasons for the denial,

     (b) provide specific reference to pertinent Plan provisions on which the denial is based,

     (c) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and

     (d) explain the Plan's claim review procedure as contained in this Plan.

     In the event the request is rejected or modified, the Participant or his or her representative may within 60 days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Employer of its initial decision. Within 60 days following such request for review, the Employer shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Employer's final decision, the Participant or representative can institute an action in a federal court of competent jurisdiction; for this purpose, process would be served on the Employer.

     6.8 In-Service Withdrawals An Employee may withdraw all or any part of the fair market value of his or her Thrift Contributions, Voluntary Contributions, Qualified Voluntary Contributions or Rollover Contributions, upon written request to the Employer. Transfer Contributions which originate from a plan meeting the safe-harbor provisions of paragraph 8.7, may also be withdrawn by an Employee upon written request to the Employer. Transfer Contributions not meeting the safe-harbor provisions may only be withdrawn upon retirement, death, Disability, termination or termination of the Plan, and will be subject to Spousal consent requirements contained in Code Sections 411(a)(11) and 417. A request for an In-Service Withdrawal shall include the Employee's address, social security number, birthdate, and amount of the withdrawal. If, at the time a distribution of Qualified Voluntary Contributions is received, the Participant has not attained age 59-1/2 and is not disabled as defined at Code Section 22(e)(3), the Participant will be subject to a federal income tax penalty, unless the distribution is rolled over to a qualified plan or individual retirement plan within 60 days of the date of distribution. A Participant may withdraw all or any part of the fair market value of his or her pre-1987 Voluntary Contributions with or without withdrawing the earnings attributable thereto. Post-1986 Voluntary Contributions may only be withdrawn along with a portion of the earnings thereon. The amount of the earnings to be withdrawn is determined by using the formula: DA [1-(V divided by V+E)], where DA is the distribution amount, V is the amount of Voluntary Contributions and V+E is the amount of Voluntary Contributions plus the earnings attributable thereto. A Participant withdrawing his or her other contributions prior to attaining age 59-1/2 will be subject to a federal tax penalty to the extent that the withdrawn amounts are includible in income. The Employer may provide in the Adoption Agreement, that certain actively employed Participants in a profit-sharing plan be eligible to withdraw all or any part of the fair market value of any of his or her vested Employer contributions plus the investment earnings thereon. Such distributions shall not be eligible for redeposit to the Fund. A withdrawal under this paragraph shall not prohibit such Participant from sharing in any future Employer Contribution he or she would otherwise be eligible to share in. A request to withdraw amounts pursuant to this paragraph must if applicable, be consented to by the Participant's Spouse. The consent shall comply with the requirements of paragraph 6.4 relating to immediate distributions. Elective Deferrals, Qualified Non-Elective Contributions, and Qualified Matching Contributions, and income allocable to each, are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary's or Beneficiaries' election, earlier than upon separation from Service, death, or Disability. Such amounts may also be distributed upon:

     (a) termination of the Plan without the establishment of another Defined Contribution Plan other than an employee stock ownership plan [as defined in Code Sections 4975(e) or 409] or a Simplified Employee Pension Plan [as defined in Code Section 408(k)].

     (b) the disposition by a corporation to an unrelated corporation of substantially all of the assets [within the meaning of Code
     Section 409(d)(2)] used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

     (c) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary [within the meaning of Code Section 409(d)(3)] if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

     (d) the attainment of age 59-1/2.

     (e) on account of the Hardship withdrawal of the Participant as described in paragraph 6.9.

     All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the Participant and Spousal consent requirements, if applicable, contained in Code Sections 401(a)(11) and 417. In addition, distributions after March 31, 1988 that are triggered by any of the first three events enumerated above must be made in a lump sum.

     6.9 Hardship Withdrawal If elected by the Employer in the Adoption Agreement, a Participant may request a Hardship withdrawal, as provided m this section. If the Participant has not attained age 59-1/2, the Participant may be subject to a federal income tax penalty. Such request shall be in writing to the Employer who shall have sole authority to authorize a Hardship withdrawal pursuant to the rules below. Hardship withdrawals may include Elective Deferrals regardless of when contributed and any earnings accrued and credited thereon as of the last day of the Plan Year ending before July 1, 1989, and Employer related contributions, including but not limited to Matching Contributions plus the investment earnings thereon, to the extent vested. Qualified Matching Contributions, Qualified Non-Elective Contributions and Elective Deferrals reclassified as Voluntary Contributions plus the investment earnings thereon are only available for Hardship withdrawal prior to age 59-1/2 to the extent that they were credited to the Participant's Account as of the last day of the Plan Year ending prior to July 1, 1989. The Plan Administrator may limit withdrawals to Elective Deferrals and the earnings thereon as stipulated above. Hardship withdrawals are subject to the Spousal consent requirements contained in Code Sections 401(a)(11) and 417. Only the following reasons are valid to obtain Hardship withdrawal:

     (a) expenses incurred or necessary for medical care, [described in Code Section 213(d)] of the Participant, his or her Spouse, children and other dependents,

     (b) the purchase (excluding mortgage payments) of the principal residence for the Participant,

     (c) payment of tuition and related educational expenses for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or other dependents, or

     (d) the need to prevent eviction of the Participant from or a foreclosure on the mortgage of, the Participant's principal residence.

     Furthermore, the following conditions must be met in order for a withdrawal to be authorized:

     (e) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer,

     (f) the Participant's Elective Deferrals and Voluntary
     Contributions will be suspended for all plans maintained by the Employer (other than nondeferred benefits under Code Section 125 plans) for twelve months after the receipt of the Hardship distribution,

     (g) the distribution is not in excess of the amount of the immediate and heavy financial need [(a) through (d)] above, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution, and

     (h) all plans maintained by the Employer provide that a Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limit under Code
     Section 402(g) for such taxable year, less the amount of such Participant's pre-tax contributions for the taxable year of the Hardship distribution.

     If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the account:

     (a) A separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

     (b) At any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula: X=P [AB+(RXD)]-(RXD)

     For purposes of applying the formula: "P" is the nonforfeitable percentage at the relevant time, "AB" is the account balance at the relevant time, "D" is the amount of the distribution and "R" is the ratio of the account balance at the relevant time to the account balance after distribution.

     ARTICLE VII
     DISTRIBUTION REQUIREMENTS

     7.1 Joint And Survivor Annuity Requirements All distributions made under the terms of this Plan must comply with the provisions of
     Article VIII including, if applicable, the safe harbor provisions thereunder.

     7.2 Minimum Distribution Requirements All distributions required under this Article shall be determined and made in accordance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit rules found at Regulations Section 1.401(a)(9)-2. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. Life expectancy and joint and last survivor life expectancies are computed by using the expected return multiples found in Tables V and VI of Regulations
     Section 1.72-9.

     7.3 Limits On Distribution Periods As of the First Distribution Calendar Year, distributions if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

     (a) the life of the Participant,

     (b) the life of the Participant and a Designated Beneficiary,

     (c) a period certain not extending beyond the life expectancy of the Participant, or

     (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated
     Beneficiary.

     7.4 Required Distributions On Or After The Required Beginning Date

     (a) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the First Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

     (b) For calendar years beginning before 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must have assured that at least 50% of the Present Value of the amount available for distribution was to be paid within the life expectancy of the Participant.

     (c) For calendar years beginning after 1988, the amount to be distributed each year beginning with distributions for the First Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of
     (1) the Applicable Life Expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Regulations
     Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to Regulations
     Section 1.401(a)(9)-2.

     (d) The minimum distribution required for the Participant's First Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

     (e) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder.

     (f) For purposes of determining the amount of the required distribution for each Distribution Calendar Year, the account balance to be used is the account balance determined as of the last valuation preceding the Distribution Calendar Year. This balance will be increased by the amount of any contributions or forfeitures allocated to the account balance after the valuation date in such preceding calendar year. Such balance will also be decreased by distributions made after the Valuation Date in such preceding Calendar Year.

     (g) For purposes of subparagraph 7.4(f), if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     7.5 Required Beginning Date

     (a) General Rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

     (b) Transitional Rules. The Required Beginning Date of a
     Participant who attains age 70-1/2 before 1988, shall be determined in accordance with (1) or (2) below:

       (1) non-five-percent owners. The Required Beginning Date of a Participant who is not a five-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs. In the case of a Participant who is not a five-percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, the Required Beginning Date is April 1, 1990.

       (2) five-percent owners. The Required Beginning Date of a
     Participant who is a five-percent owner during any year beginning after 1979, is the first day of April following the later of:

         (i) the calendar year in which the Participant attains age 70-1/2, or

         (ii) the earlier of the calendar year with or within which ends the plan year in which the Participant becomes a five-percent owner, or the calendar year in which the Participant retires.

     (c) A Participant is treated as a five-percent owner for purposes of this paragraph if such Participant is a five-percent owner as defined in Code Section 416(i) (determined in accordance with Code
     Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

     (d) Once distributions have begun to a five-percent owner under this paragraph, they must continue to be distributed even if the Participant ceases to be a five-percent owner in a subsequent year.

     7.6 Transitional Rule

     (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article VIII, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a five-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

       (1) the distribution by the Trust is one which would not have disqualified such Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984,

       (2) the distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee,

       (3) such designation was in writing, was signed by the Employee or the beneficiary, and was made before 1984,

       (4) the Employee had accrued a benefit under the Plan as of December 31, 1983,

       (5) the method of distribution designated by the Employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

     (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

     (c) For any distribution which commences before 1984, but continues after 1983, the Employee or the beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made, if the method of distribution was specified in writing and the distribution satisfies the requirements in subparagraphs
     (a)(1) and (5) above.

     (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the section 242(b)(2) election of the Tax Equity and Fiscal Responsibility Act of 1982. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the regulations shall apply.

     7.7 Designation Of Beneficiary For Death Benefit Each Participant shall file a written designation of beneficiary with the Employer upon qualifying for participation in this Plan. Such designation shall remain in force until revoked by the Participant by filing a new beneficiary form with the Employer. Under a profit-sharing plan satisfying the requirements of paragraph 8.7, the Designated Beneficiary shall be the Participant's Surviving Spouse, if any, unless such Spouse properly consents otherwise.

     7.8 Nonexistence Of Beneficiary Any portion of the amount payable hereunder which is not disposed of because of the Participant's or former Participant's failure to designate a beneficiary, or because all of the Designated Beneficiaries predeceased the Participant, shall be paid to his or her Spouse. If the Participant had no Spouse at the time of death, payment shall be made to the personal representative of his or her estate in a lump sum.

     7.9 Distribution Beginning Before Death If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     7.10 Distribution Beginning After Death If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

     (a) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

     (b) if the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died or (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

     If the Participant has not made an election pursuant to this paragraph 7.10 by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     For purposes of this paragraph, if the Surviving Spouse dies after the Participant but before payments to such Spouse begin, the provisions of this paragraph with the exception of subparagraph
     (b) therein, shall be applied as if the Surviving Spouse were the Participant. For the purposes of this paragraph and paragraph 7.9, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the preceding sentence is applicable, the date distribution is required to begin to the Surviving Spouse). If distribution in the form of an annuity described in paragraph 7.4(e) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

     For purposes of paragraph 7.9 and this paragraph, if an amount is payable to either a minor or an individual who has been declared incompetent, the benefits shall be paid to the legally appointed guardian for the benefit of said minor or incompetent individual, unless the court which appointed the guardian has ordered otherwise.

     7.11 Distribution Of Excess Elective Deferrals

     (a) Notwithstanding any other provision of the Plan, Excess Elective Deferrals plus any income and minus any loss allocable thereto, shall be distributed no later than April 15,1988, and each April 15 thereafter, to Participants to whose accounts Excess Elective Deferrals were allocated for the preceding taxable year, and who claim Excess Elective Deferrals for such taxable year. Excess Elective Deferrals shall be treated as Annual Additions under the Plan unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

     (b) Furthermore, a Participant who participates in another plan allowing Elective Deferrals may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant, by notifying the Plan Administrator of the amount of the Excess Elective Deferrals to be assigned. The Participant's claim shall be in writing, shall be submitted to the Plan Administrator not later than March 1 of each year, shall specify the amount of the Participant's Excess Elective Deferrals for the preceding taxable year, and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) [Simplified Employee Pensions], or 403(b) [annuity programs for public schools and charitable organizations] will exceed the $7,000 limit as adjusted under Code Section 415(d) imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

     (c) Excess Elective Deferrals shall be adjusted for any income or loss up to the end of the taxable year during which such excess was deferred. Income or loss will be calculated under the method used to calculate investment earnings and losses elsewhere in the Plan

     (d) If the Participant receives a return of his or her Elective Deferrals, the amount of such contributions which are returned must be brought into the Participant's taxable income.

     7.12 Distributions of Excess Contributions

     (a) Notwithstanding any other provision of this Plan, Excess Contributions plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the ADP.

     (b) Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

     (c) Excess Contributions shall be adjusted for any income or loss up to the end of the Plan Year. Income or loss will be calculated under the method used to calculate investment earnings and losses elsewhere in the Plan.

     (d) Excess Contributions shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

     7.13 Distribution Of Excess Aggregate Contributions

     (a) Notwithstanding any other provision of this Plan, Excess Aggregate Contributions plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed, no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the Family Member aggregation rules of Code Section 414(q)(6) shall be allocated among the Family Members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the ACP. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

     (b) Excess Aggregate Contributions shall be adjusted for any income or loss up to the end of the Plan Year. The income or loss allocable to Excess Aggregate Contributions is the sum of income or loss for the Plan Year allocable to the Participant's Voluntary Contribution account, Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-Elective Contribution account and Elective Deferral account. Income or loss will be calculated under the method used to calculate investment earnings and losses elsewhere in the Plan.

     (c) Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions at the end of the Plan Year in which they occur.

     (d) Excess Aggregate Contributions shall be forfeited if such amount is not vested. If vested, such excess shall be distributed on a pro-rata basis from the Participant's Voluntary Contribution account (and, if applicable, the Participant's Qualified Non-Elective Contribution account, Matching Contribution account, Qualified Matching Contribution account, and/or Elective Deferral account).

     ARTICLE VIII
     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

     8.1 Applicability Of Provisions The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23,1984 and such other Participants as provided in paragraph 8.8.

     8.2 Payment Of Qualified Joint And Survivor Annuity Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Early Retirement Age under the Plan.

     8.3 Payment Of Qualified Pre-Retirement Survivor Annuity Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before benefits have commenced then the Participant's Vested Account Balance shall be paid in the form of an annuity for the life of the Surviving Spouse, such an annuity is a Qualified Pre-Retirement Survivor Annuity. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

     A Participant who does not meet the age 35 requirement set forth in the Election Period as of the end of any current Plan Year may make a special qualified election to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph 8.5. Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

     8.4 Qualified Election A Qualified Election is an election to either waive a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. Any such election shall not be effective unless:

     (a) the Participant's Spouse consents in writing to the election,

     (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent),

     (c) the Spouse's consent acknowledges the effect of the election, and

     (d) the Spouse's consent is witnessed by a Plan representative or notary public.

     Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without Spousal consent (or the Spouse expressly permits designations by the Participant without any further Spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraphs 8.5 and 8.6 below.

     8.5 Notice Requirements For Qualified Joint And Survivor Annuity In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the Annuity Starting date, provide each Participant a written explanation of:

     (a) the terms and conditions of a Qualified Joint and Survivor
     Annuity,

     (b) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit,

     (c) the rights of a Participant's Spouse, and

     (d) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor
     Annuity.

     8.6 Notice Requirements For Qualified Pre-Retirement Survivor Annuity In the case of a Qualified Pre-Retirement Survivor Annuity as described in paragraph 8.3, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meetmg the requirements of paragraph 8.5 applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:

     (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35,

     (b) a reasonable period ending after the individual becomes a Participant,

     (c) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35.

     For purposes of applying the preceding paragraph, a reasonable period ending after the events described in (b) and (c) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant subsequently returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

     8.7 Special Safe-Harbor Exception For Certain Profit-Sharing Plans

     (a) This paragraph shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first plan year beginning after 1988, from or under a separate account attributable solely to Qualified Voluntary Contributions, as maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan), if the following conditions are satisfied:

       (1) the Participant does not or cannot elect payments in the form of a life annuity, and

       (2) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary.

     The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. These safe-harbor rules shall not be operative with respect to a Participant in a profit-sharing plan if that plan is a direct or indirect transferee of a Defined Benefit Plan, money purchase plan, a target benefit plan, stock bonus plan, or profit-sharing plan which is subject to the survivor annuity requirements of Code
     Section 401(a)(11) and Code Section 417, and would therefore have a Qualified Joint and Survivor Annuity as its normal form of benefit.

     (b) The Participant may waive the spousal death benefit described in this paragraph at any time provided that no such waiver shall be effective unless it satisfies the conditions (described in paragraph 8.4) that would apply to the Participant's waiver of the Qualified Pre-Retirement Survivor Annuity.

     (c) If this paragraph 8.7 is operative, then all other provisions of this Article other than paragraph 8.8 are inoperative.

     8.8 Transitional Joint And Survivor Annuity Rules Special transition rules apply to Participants who were not receiving benefits on August 23,1984.

     (a) Any living Participant not receiving benefits on August 23,1984, who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior paragraphs of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1,1976 and such Participant had at least 10 Years of Service for vesting purposes when he or she separated from Service.

     (b) Any living Participant not receiving benefits on August 23,1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2,1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1,1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph 8.9.

     (c) The respective opportunities to elect [as described in (a) and
     (b) above] must be afforded to the appropriate Participants during the period commencing on August 23,1984 and ending on the date benefits would otherwise commence to said Participants.

     8.9 Automatic Joint And Survivor Annuity And Early Survivor Annuity Any Participant who has elected pursuant to paragraph 8.8(b) and any Participant who does not elect under paragraph 8.8(a) or who meets the requirements of paragraph 8.8(a), except that such Participant does not have at least 10 years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

     (a) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

       (1) begins to receive payments under the Plan on or after Normal Retirement Age, or

       (2) dies on or after Normal Retirement Age while still working for the Employer, or

       (3) begins to receive payments on or after the Qualified Early Retirement Age, or

       (4) separates from Service on or after attaining Normal Retirement (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election will be in writing and may be changed by the Participant at any time.

     (b) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of:

       (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or

       (2) the date on which participation begins, and ends on the date the Participant terminates employment.

     8.10 Annuity Contracts Any annuity contract distributed under this Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

     ARTICLE IX
     VESTING

     9.1 Employee Contributions A Participant shall always have a 100% vested and nonforfeitable interest in his or her Elective Deferrals, Voluntary Contributions, Qualified Voluntary Contributions, Rollover Contributions, and Transfer Contributions plus the earnings thereon. No forfeiture of Employer related contributions (including any minimum contributions made under paragraph 14.2) will occur solely as a result of an Employee's withdrawal of any Employee contributions.

     9.2 Employer Contributions A Participant shall acquire a vested and nonforfeitable interest in his or her account attributable to Employer contributions in accordance with the table selected in the Adoption Agreement, provided that if a Participant is not already fully vested, he or she shall become so upon attaining Normal Retirement Age, Early Retirement Age, on death prior to normal retirement, on retirement due to Disability, or on termination of the Plan.

     9.3 Computation Period The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions shall be determined by the Employer in the Adoption Agreement. In the event a former Participant with no vested interest in his or her Employer contribution account requalifies for participation in the Plan after incurring a Break in Service, such Participant shall be credited for vesting with all pre-break and post-break Service.

     9.4 Requalification Prior To Five Consecutive One-Year Breaks In Service The account balance of such Participant shall consist of any undistributed amount in his or her account as of the date of re-employment plus any future contributions added to such account plus the investment earnings on the account. The vested account balance of such Participant shall be determined by multiplying the Participant's account balance (adjusted to include any distribution or redeposit made under paragraph 6.3) by such Participant's vested percentage. All Service of the Participant, both prior to and following the break, shall be counted when computing the Participant's vested percentage.

     9.5 Requalification After Five Consecutive One-Year Breaks In Service If such Participant is not fully vested upon re-employment, a new account shall be established for such Participant to separate his or her deferred vested and nonforfeitable account, if any, from the account to which new allocations will be made. The Participant's deferred account to the extent remaining shall be fully vested and shall continue to share in earnings and losses of the Fund. When computing the Participant's vested portion of the new account, all pre-break and post-break Service shall be counted. However, notwithstanding this provision, no such former Participant who has had five consecutive one-year Breaks in Service shall acquire a larger vested and nonforfeitable interest in his or her prior account balance as a result of Requalification hereunder.

     9.6 Calculating Vested Interest A Participant's vested and nonforfeitable interest shall be calculated by multiplying the fair market value of his or her account attributable to Employer contributions on the Valuation Date concurrent with or preceding distribution by the decimal equivalent of the vested percentage as of his or her termination date. The amount attributable to Employer contributions for purposes of the calculation includes amounts previously paid out pursuant to paragraph 6.3 and not repaid. The Participant's vested and nonforfeitable interest once calculated above, shall be reduced to reflect those amounts previously paid out to the Participant and not repaid by the Participant. The Participant's vested and nonforfeitable interest so determined shall continue to share in the investment earnings and any increase or decrease in the fair market value of the Fund up to the Valuation Date preceding or coinciding with payment.

     9.7 Forfeitures Any balance in the account of a Participant who has separated from Service to which he or she is not entitled under the foregoing provisions, shall be forfeited and applied as provided in the Adoption Agreement. A forfeiture may only occur if the Participant has received a distribution from the Plan or if the Participant has incurred five consecutive one-year Breaks in Service. For purposes of this paragraph, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such Vested Account Balance. Furthermore, a Highly Compensated Employee's Matching Contributions may be forfeited, even if vested, if the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions.

     9.8 Amendment Of Vesting Schedule No amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. For Participants who do not have at least one Hour of Service in any Plan Year beginning after 1988, the preceding sentence shall be applied by substituting "Five Years of Service" for "Three Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

     (a) 60 days after the amendment is adopted,

     (b) 60 days after the amendment becomes effective, or

     (c) 60 days after the Participant is issued written notice of the amendment by the Employer or the Trustee. If the Trustee is asked to so notify, the Fund will be charged for the costs thereof.

     No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under section 412(c)(8) of the Code (relating to financial hardships). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit.

     9.9 Service With Controlled Groups All Years of Service with other members of a controlled group of corporations [as defined in Code
     Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be considered for purposes of determining a Participant's nonforfeitable percentage.

     ARTICLE X
     LIMITATIONS ON ALLOCATIONS
     AND ANTIDISCRIMINATION TESTING

     10.1 Participation In This Plan Only If the Participant does not participate in and has never participated in another qualified plan, a Welfare Benefit Fund as defined in paragraph 1.91, individual medical account as defined in Code Section 415(1)(2), or a Simplified Employee Pension Plan (as defined in paragraph 1.77) maintained by the adopting Employer, which provides an Annual Addition as defined in paragraph 1.5, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimate of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

     10.2 Disposition Of Excess Annual Additions If, pursuant to paragraph 10.1 or as a result of the allocation of forfeitures, there is an Excess Amount, the excess will be disposed of under one of the following methods as determined in the Adoption Agreement. If no election is made in the Adoption Agreement then method "(a)" below shall apply.

     (a) Suspense Account Method

       (1) Any nondeductible Employee Voluntary, Required Voluntary Contributions and unmatched Elective Deferrals to the extent they would reduce the Excess Amount will be returned to the Participant. To the extent necessary to reduce the Excess Amount, non-Highly Compensated Employees will have all Elective Deferrals returned whether or not there was a corresponding match.

       (2) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

       (3) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

       (4) If a suspense account is in existence at any time during the Limitation Year pursuant to this paragraph, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer Contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

     (b) Spillover Method

       (1) Any nondeductible Employee Voluntary, Required Voluntary Contributions and unmatched Elective Deferrals to the extent they would reduce the Excess Amount will be returned to the Participant. To the extent necessary to reduce the Excess Amount, non-Highly Compensated Employees will have all Elective Deferrals returned whether or not there was a corresponding match.

       (2) Any Excess Amount which would be allocated to the account of an individual Participant under the Plan's allocation formula will be reallocated to other Participants in the same manner as other Employer contributions. No such reallocation shall be made to the extent that it will result in an Excess Amount being created in such Participant's own account.

       (3) To the extent that amounts cannot be reallocated under (1) above, the suspense account provisions of (a) above will apply.

     10.3 Participation In This Plan And Another Qualified Master and Prototype Defined Contribution Plan, Welfare Benefit Fund, Individual Medical Account Or Simplified Employee Pension Plan Maintained By The Employer The Annual Additions which may be credited to a Participant's account under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other qualified Master or Prototype Defined Contribution Plans, Welfare Benefit Funds, individual medical accounts as defined in Code Section 415(1)(2), and Simplified Employee Pension Plans maintained by the Employer, which provide an Annual Addition as defined in paragraph 1.5 for the same Limitation Year. If the Annual Additions with respect to the Participant under other Defined Contribution Plans, Welfare Benefit Funds, individual medical accounts and Simplified Employee Pension Plans maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and Welfare Benefit Funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph 10.1. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

     10.4 Disposition Of Excess Annual Additions Under Two Plans If, pursuant to paragraph 10.3 or as a result of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated except that Annual Additions attributable to a Simplified Employee Pension Plan will be deemed to have been allocated first followed by Annual Additions to a Welfare Benefit Fund or individual medical account as defined in Code Section 415(1)(2) will be deemed to have been allocated next regardless of the actual allocation date. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

     (a) the total Excess Amount allocated as of such date, times

     (b) the ratio of:

       (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under the Plan, to

       (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype Defined Contribution Plans.

     Any Excess Amount attributed to this Plan will be disposed of in the manner described in paragraph 10.2.

     10.5 Participation In This Plan And Another Defined Contribution Plan Which Is Not A Master Or Prototype Plan If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with paragraphs 10.3 and 10.4 as though the other plan were a Master or Prototype Plan.

     10.6 Participation In This Plan And A Defined Benefit Plan If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. For any Plan Year during which the Plan is Top-Heavy, the Defined Benefit and Defined Contribution Plan Fractions shall be calculated in accordance with Code Section 416(h). The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the provisions set forth in the Adoption Agreement.

     10.7 Average Deferral Percentage (ADP) Test With respect to any Plan Year, the Average Deferral Percentage for Participants who are Highly Compensated Employees and the Average Deferral Percentage for Participants who are non-Highly Compensated Employees must satisfy one of the following tests:

     (a) Basic Test - The Average Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year is not more the 1.25 times the Average Deferral Percentage for Participants who are non-Highly Compensated Employees for the same Plan Year, or

     (b) Alternative Test - The Average Deferral Percentage for
     Participants who are Highly Compensated Employees for the Plan Year does not exceed the Average Deferral Percentage for Participants who are non-Highly Compensated Employees for the same Plan Year by more than two percentage points provided that the Average Deferral Percentage for Participants who are Highly
     Compensated Employees is not more the 2.0 times the Average
     Deferral Percentage for Participants who are non-Highly
     Compensated Employees.

     10.8 Special Rules Relating To Application Of ADP Test

     (a) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

     (b) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

     (c) For purposes of determining the Actual Deferral Percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Non-Elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members as defined in paragraph 1.37 of this Plan. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees. In the event of repeal of the family aggregation rules under Code Section 414(q)(6), all applications of such rules under this Plan will cease as of the effective date of such repeal.

     (d) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching
     Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

     (e) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified
     Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

     (f) The determination and treatment of the Actual Deferral
     Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     10.9 Average Contribution Percentage (ACP) Test If the Employer makes Matching Contributions or if the Plan allows Employees to make Voluntary Contributions the Plan must meet additional nondiscrimination requirements provided under Code Section 401(m). If Employee contributions (including any Elective Deferrals recharacterized as Voluntary Contributions) are made pursuant to this Plan, then in addition to the ADP test referenced in paragraph 10.7, the Average Contribution Percentage test is also applicable. The Average Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participant who are non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (a) Basic Test - The Average Contribution Percentage for
     Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

     (b) Alternative Test - The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

     10.10 Special Rules Relating To Application Of ACP Test

     (a) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ADP or ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ADP or ACP is the highest) as set forth in the Adoption Agreement so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the non-Highly Compensated Employees.

     (b) For purposes of this Article, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

     (c) In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For plan years beginning after 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if the aggregated plans have the same Plan Year.

     (d) For purposes of determining the Contribution percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members as defined in Paragraph 1.37 of this Plan. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees. In the event of repeal of the family aggregation rules under Code Section 414(q)(6), all applications of such rules under this Plan will cease as of the effective date of such repeal.

     (e) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

     (f) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified
     Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

     (g) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (h) Qualified Matching Contributions and Qualified Non-Elective Contributions used to satisfy the ADP test may not be used to satisfy the ACP test.

     ARTICLE XI
     ADMINISTRATION

     11.1 Plan Administrator The Employer shall be the named fiduciary and Plan Administrator. The Plan Administrator's duties shall include but are not limited to:

     (a) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan,

     (b) directing the Trustee or Recordkeeper with respect to payments from the Fund,

     (c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures,

     (d) filing any returns and reports with the Internal Revenue
     Service, Department of Labor, or any other government agency,

     (e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party appointed by the Employer under paragraph (a),

     (f) ensuring that any and all Plan loans are in compliance with all requirements of law, including but not limited to, the requirements of the Internal Revenue Code and the regulations thereunder and the regulations of the Department of Labor,

     (g) obtaining a legal determination of the qualified status of all Qualified Domestic Relations Orders and complying with all requirements of the law with regard thereto, in accordance with paragraph 12.5,

     (h) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee
     Retirement Income Security Act of 1974, and

     (i) construing and resolving any question of Plan interpretation. The Plan Administrator's interpretation of Plan provisions including eligibility and benefits under the Plan is final, and unless it can be shown to be arbitrary and capricious will not be subject to "de novo" review.

     11.2 Trustee The Trustee shall be responsible for the safekeeping of investments held in the Fund and shall act solely as a directed Trustee. The Trustee's duties shall include:

     (a) receiving contributions under the terms of the Plan,

     (b) making distributions from the Fund in accordance with written instructions received from an authorized representative of the Employer, including any Recordkeeper, and

     (c) filing with the Employer, within 90 days after each Plan Year, and within 90 days after its removal or resignation as Trustee, an accounting of its safekeeping of the Fund during such year or from the end of the preceding Plan Year to the date of removal or resignation. Such accounting shall include a statement of cash receipts and disbursements since the date of its last accounting and shall contain an asset list showing the fair market value of investments held in the Fund as of the end of the Plan Year. The value of marketable investments shall be determined using the most recent price quoted on a national securities exchange or over the counter market. The value of non-marketable investments shall be determined in the sole judgment of the Trustee, which determination shall be binding and conclusive. The value of investments in securities or obligations of the Employer in which there is no market shall be determined in the sole judgement of the Employer, and the Trustee shall have no responsibility with respect to the valuation of such assets. The Employer shall review the Trust accounting and notify the Trustee in the event of its disapproval of the report within 90 days, providing the Trustee with a written description of the items in question. Upon expiration of 90 days after furnishing such Trust accounting to the Employer, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, actions, duties, obligations or responsibilities as shown in or reflected by such statement, except with respect to any such acts or transactions as to which the Employer shall have filed written objections with the Trustee within such 90-day period. The Trustee shall have 60 days to provide the Employer with a written explanation of the items in question. If the Employer again disapproves, the Trustee shall file its accounting in a court of competent jurisdiction for audit and adjudication.

     (d) employing such agents, attorneys or other professionals as the Trustee may deem necessary or advisable in the performance of its duties.

     The Trustee's duties shall be limited to those described above. The Employer shall be responsible for any other duties required under the Plan or by applicable law.

     11.3 Recordkeeper The Recordkeeper shall be responsible for maintaining Plan administrative records. The Recordkeeper's duties shall include but are not limited to:

     (a) transmitting Employer directives, as agent of the Employer, to the Trustee,

     (b) keeping accurate records reflecting the administration of the Fund,

     (c) making such records available to the Employer for review and audit,

     (d) accounting of any loans made to Participants, and

     (e) any and all duties agreed upon between the Employer and Recordkeeper.

     11.4 Administrative Fees And Expenses All reasonable costs, charges and expenses incurred by the Trustee in connection with its duties hereunder, and all reasonable costs, charges and expenses, including any recordkeeping fees incurred by the Plan Administrator in connection with the administration of the Plan (including fees for legal services rendered to the Trustee or Plan Administrator) may be paid by the Employer, but if not paid by the Employer when due, shall be paid from the Fund. Such reasonable compensation to the Trustee as may be agreed upon from time to time between the Employer and the Trustee and such reasonable compensation to the Plan Administrator as may be agreed upon from time to time between the Employer and Plan Administrator may be paid by the Employer, but if not paid by the Employer when due shall be paid by the Fund. The Trustee shall have the right to liquidate trust assets to cover its fees. Notwithstanding the foregoing, no compensation other than reimbursement for expenses shall be paid to a Plan Administrator who is the Employer or a full-time Employee of the Employer. In the event any part of the Trust becomes subject to tax, all taxes incurred will be paid from the Fund unless the Plan Administrator advises the Trustee not to pay such tax.

     11.5 Division Of Duties And Indemnification

     (a) The Trustee shall have no authority except pursuant to the Employer's direction or that of any authorized agent of the Employer.

     (b) The Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Fund, or for any other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined that the Trustee has failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims.

     (c) The Employer warrants that all directions issued by it to the Trustee or the Recordkeeper will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and regulations issued thereunder.

     (d) Neither the Trustee nor the Recordkeeper shall be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document on the belief that the same is genuine and signed by the proper person. All directions by the Employer, Participant, or the Plan Administrator shall be in writing. The Employer shall deliver to the Trustee or Recordkeeper, if any, certificates evidencing the individual or individuals authorized to act as set forth in the Adoption Agreement or as the Employer may subsequently inform the Trustee or Recordkeeper, if any, in writing and shall deliver to the Trustee or Recordkeeper, if any, specimens of their signatures.

     (e) The duties and obligations of the Trustee and the Recordkeeper shall be limited to those expressly imposed upon it by this instrument or otherwise agreed upon in writing. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee and the Recordkeeper, shall rest solely with the Employer.

     (f) The Trustee shall be indemnified and saved harmless by the Employer from and against any and all liability to which the Trustee may be subjected, including all expenses reasonably incurred in its defense for any action or failure to act resulting from compliance with the instructions of the Employer, the employees or agents of the Employer, the Plan Administrator, the Recordkeeper, or any other fiduciary to the Plan, and for any liability arising from the actions or non-actions of any predecessor Trustee or fiduciary or other fiduciaries of the Plan.

     (g) Neither the Trustee nor the Recordkeeper shall be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

     ARTICLE XII
     TRUST FUND

     12.1 The Fund The Fund shall consist of all contributions made under Article III and Article IV of the Plan and the investment thereof and earnings thereon. All contributions and the earnings thereon less payments made under the terms of the Plan, shall constitute the Fund. The Fund shall be administered as provided in this document.

     12.2 Control Of Plan Assets The assets of the Fund or evidence of ownership shall be held by the Trustee under the terms of the Plan and Trust. If the assets represent amounts transferred from another trustee under a former plan, the Trustee named hereunder shall not be responsible for any actions of the prior fiduciary, including the review of the propriety of any investment under the former plan. Any such review is to be the responsibility of the Employer.

     12.3 Exclusive Benefit Rules No part of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants with a vested interest, and the beneficiary or beneficiaries of deceased Participants having a vested interest in the Fund at death.

     12.4 Assignment And Alienation Of Benefits No right or claim to, or interest in, any part of the Fund, or any payment from the Fund, shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind. Any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law, shall not be recognized. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order ("Order"), unless such order is determined to be a qualified domestic relations order, as defined in Code Section 414(p), or any Order entered before January 1, 1985 determined to be qualified.

     12.5 Determination Of Qualified Domestic Relations Order (QDRO) An Order shall specifically state all of the following to be deemed a Qualified Domestic Relations Order ("QDRO"):

     (a) the name and last known mailing address (if any) of the Participant and of each alternate payee covered by the QDRO.
     However, if the QDRO does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the QDRO will still be valid,

     (b) the dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined,

     (c) the number of payments or period for which the order applies,

     (d) the specific plan (by name) to which the Order applies.

     The Order shall not be deemed a QDRO if it requires the Plan to provide:

     (e) any type or form of benefit, or any option not already provided for in the Plan,

     (f) increased benefits, or benefits in excess of the Participant's vested rights,

     (g) payment of a benefit earlier than allowed by the Plan's earliest retirement provisions or in the case of a profit-sharing plan, prior to the allowability of in-service withdrawals, or

     (h) payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

     Promptly, upon receipt of an Order which may or may not be qualified, the Plan Administrator shall notify the Participant and any alternate payee(s) named in the Order of such receipt, and include a copy of this paragraph 12.5. The Plan Administrator shall then obtain a legal determination as to whether or not the Order is in fact qualified as defined in Code Section 414(p). Within a reasonable time after receipt of the Order, not to exceed 60 days, a legal determination shall be made as to its qualified status and the Participant and any alternate payee(s) shall be promptly notified in writing of the determination.

     If the qualified status of the Order is in question, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the Order had been deemed a QDRO. If the Order is not qualified, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the Order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no Order. If a determination as to the qualified status of the Order is made after the 18-month period described above, then the Order shall only be applied on a prospective basis. If the Order is determined to be a QDRO, the Participant and alternate payee(s) shall again be notified promptly after such determination. Once an Order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the Order's qualification.

     Unless specified otherwise in the Adoption Agreement, the earliest retirement age with respect to the Participant against whom the Order is entered shall be the date the Order is determined to be qualified. This will only allow payments to the alternate payee(s) and not the Participant.

     ARTICLE XIII
     INVESTMENTS

     13.1 Fiduciary Standards The Trustee shall invest and reinvest principal and income in the same Fund in accordance with the investment objectives established by the Employer, provided that:

     (a) such investments are prudent under the Employee Retirement Income Security Act of 1974 and the regulations thereunder,

     (b) such investments are sufficiently diversified or otherwise insured or guaranteed to minimize the risk of large losses, and

     (c) such investments are similar to those which would be purchased by another professional money manager for a like plan with similar investment objectives.

     13.2 Funding Arrangement The Employer shall appoint Capital
     Guardian Trust Company to serve as Trustee of the Fund. The Fund shall be invested in any of the alternatives available to the Trustee under paragraph 13.3 herein.

     13.3 Investment Alternatives Of The Trustee The Trustee shall invest assets in accordance with the Employer's investment instructions and the Employee Retirement Income Security Act of 1974. In addition to powers given by law, the Trustee may:

     (a) Invest the Fund in any form of property, including common and preferred stocks, exchange traded put and call options, bonds, money market instruments, mutual funds (including funds for which the Trustee or any of its affiliates serve as investment advisor), savings accounts, certificates of deposit, Treasury bills, insurance policies and group annuity or other contracts, or in any other property, real or personal, having a ready market including securities issued by the Trustee and/or affiliates of the Trustee; provided, however, that the Trustee must consent to investments other than mutual funds or insurance policies and contracts issued by am insurer acceptable to the Trustee. The Trustee may invest in its own deposits and, if applicable, those of affiliates, which bear a reasonable interest rate. No portion of any Qualified Voluntary Contribution, or the earnings thereon, may be invested in life insurance contracts or, as with any Participant-directed investment, in tangible personal property characterized by the IRS as a collectible,

     (b) invest any assets of the Fund in a group or collective trust established to permit the pooling of funds of separate pension and profit-sharing trusts, provided the Internal Revenue Service has ruled such group or collective trust to be qualified under Code
     Section 401(a) and exempt under Code Section 501(a) (or the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee and/or affiliates of the Trustee. Such commingling of assets of the Fund with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Fund in such a group or collective trust, the terms of the instrument establishing the group or collective trust shall be a part hereof as though set forth herein,

     (c) invest up to 100% of the Fund in the common stock (Qualifying Employer Securities), debt obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under Sections 406, 407, and 408 of the Employee Retirement Income Security Act of 1974 and further provided that such investment does not constitute a prohibited transaction under Code Section 4975. Any such investment in Employer securities shall only be made upon written direction of the Employer who shall be solely responsible for propriety of such investment,

     (d) hold cash uninvested and deposit same with any banking or savings institution, including its own banking department or the banking department of an affiliate,

     (e) join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, including those in which it is interested as Trustee, upon such terms as it deems wise,

     (f) hold investments in nominee or bearer form,

     (g) vote proxies and, if appropriate, pass them on to any investment manager which may have directed the investment in the equity giving rise to the proxy; however, with regard to registered investment company shares advised by an affiliate of the Trustee, deliver to the Employer, and the Employer will in turn deliver to the Participants, copies of any notices of shareholder meetings, prospectuses, proxies and proxy information and such shareholder reports which are received by the Trustee with respect to such investment company shares. The Trustee shall not vote any of such shares except in accordance with the written instructions of the Employer.

     (h) exercise all ownership rights with respect to assets held in the Fund.

     13.4 Participant Loans If agreed upon by the Trustee and permitted by the Employer in the Adoption Agreement, a Participant may make application to the Employer requesting a loan from the Fund. The Employer shall have the sole right and responsibility of approving or disapproving Participant applications. Loans shall be made available to all Participants on a reasonably equivalent basis. Loans shall not be made available to Highly Compensated Employees [as defined m Code Section 414(q)] m an amount greater than the amount made available to other Employees. Any loan granted under the Plan shall be made subject to the following rules:
     (a) no loan, when aggregated with any outstanding Participant loan(s), shall exceed the lesser of (i) $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made or (ii) one-half of the fair market value of a Participant's Vested Account Balance built up from Employer contributions, Voluntary Contributions, and Rollover Contributions. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Code Sections 414(b), 414(c), and 414(m) are aggregated. An assignment or pledge of any portion of the Participant's interest in the Plan will be treated as a loan under this paragraph.

     (b) all applications must be made on forms provided by the Employer and must be signed by the Participant.

     (c) any loan shall bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan unless the Employer sets forth a different method for determining loan interest rates m its loan procedures. The loan agreement shall also provide that the payment of principal and interest be amortized in level payments not less than quarterly.

     (d) the term of such loan shall not exceed five years except m the case of a loan for the purpose of acquiring any house, apartment, condominium, or mobile home (not used on a transient basis) which is used or is to be used within a reasonable time as the principal residence of the Participant. The term of such loan shall be determined by the Employer considering the maturity dates quoted by representative commercial banks in the local area for a similar loan.

     (e) the principal and interest paid by a Participant on his or her loan shall be credited to the Fund m the same manner as for any other Plan investment. Loans are treated as segregated investments of the individual Participants. This provision is not available if its election will result in discrimination in operation of the Plan.

     (f) if a Participant's loan application is approved by the Employer, such Participant shall be required to sign a note, loan agreement, and assignment of 50% of his or her interest in the Fund as collateral for the loan. The Participant, except in the case of a profit-sharing plan satisfying the requirements of paragraph 8.7, must obtain the consent of his or her Spouse, if any, within the 90-day period before the time his or her account balance is used as security for the loan. A new consent is required if the account balance is used for any renegotiation, extension, renewal or other revision of the loan, including an increase in the amount thereof. The consent must be written, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall subsequently be binding with respect to the consenting Spouse or any subsequent Spouse.

     (g) if a valid Spousal consent has been obtained, then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Account Balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the account balance shall be adjusted by first reducing the Vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

     (h) a Participant's loan shall immediately become due and payable if such Participant terminates employment for any reason or fails to make a principal and/or interest payment as provided in the loan agreement. If such Participant terminates employment, the Employer shall immediately request payment of principal and interest on the loan. If the Participant refuses payment following termination, the Employer shall reduce the Participant's Vested Account Balance by the remaining principal and interest on his or her loan. If the Participant's Vested Account Balance is less than the amount due, the Employer shall take whatever steps are necessary to collect the balance due directly from the Participant. However, no foreclosure on the Participant's note or attachment of the Participant's account balance will occur until a distributable event occurs in the Plan.

     (i) no loans will be made to Owner-Employees (as defined in paragraph 1.52) or Shareholder-Employees (as defined in paragraph 1.76), unless the Employer obtains a prohibited transaction exemption from the Department of Labor.

     13.5 Employer Investment Direction If elected by the Employer in the Adoption Agreement, the Employer, or the Recordkeeper shall have the right to direct the Trustee with respect to investments of the Fund or, the Employer may appoint an investment manager (registered as an investment advisor under the Investment Advisors Act of 1940) to direct investments. Such investments shall be restricted to investments acceptable to the Trustee. The Employer may purchase and sell interests in a registered investment company (i.e., mutual funds) for which the Sponsor, its parent affiliates, or successors, may serve as investment advisor and for which the Sponsor receives compensation from the registered investment company for its services as investment advisor. The Employer shall advise the Trustee in writing regarding the retention of investment powers or the appointment of an investment manager. Any investment directive under this Plan shall be made in writing by the Employer or investment manager, as the case may be. Such instructions regarding the delegation of investment responsibility shall remain in force until revoked or amended in writing. The Trustee shall not be responsible for the propriety of any investment made at the direction of the Employer or Recordkeeper and shall not be required to consult with or advise the Employer regarding the investment quality of any investment held hereunder. If the Employer or Recordkeeper does not issue investment directions, the Trustee shall invest the assets in cash, cash-equivalents or a money market mutual fund advised by an affiliate of the Trustee until the Employer designates an investment. While the Employer may direct the Trustee or Recordkeeper with respect to Plan investments, the Employer may not:

     (a) borrow from the Fund or pledge any of the assets of the Fund as security for a loan,

     (b) buy property or assets from or sell property or assets to the Fund,

     (c) charge any fee for services rendered to the Fund, or

     (d) receive any services from the Fund on a preferential basis.

     13.6 Employee Investment Direction If elected by the Employer in the Adoption Agreement, Participants shall be given the option to direct the investment of their personal contributions and their share of the Employer's contribution among alternative investment funds established as part of the overall Fund. Such investment funds shall be restricted to funds acceptable to the Trustee. If investments outside the Trustee's control are allowed, Participants may not direct that investments be made in collectibles. In this connection, a Participant's right to direct the investment of any contribution shall apply only to selection of the desired fund. The following rules shall apply to the administration of such funds.

     (a) At the time an Employee becomes eligible to participate in the Plan, he or she shall complete an investment designation form stating the percentage of his or her contributions to be invested in the selected funds.

     (b) A Participant may change his or her election with respect to future contributions by filing a new investment designation form with the Employer in accordance with the procedures established by the Plan Administrator.

     (c) A Participant may elect to transfer all or part of his or her balance from one investment fund to another by filing an investment designation form with the Employer in accordance with the procedures established by the Plan Administrator.

     (d) The Employer shall be responsible, when transmitting Employee and Employer contributions, to show the dollar amount to be credited to each investment fund for each Employee.

     (e) Except as otherwise provided in the Plan, neither the Trustee, the Employer, the Recordkeeper nor any fiduciary of the Plan shall be liable to the Participant or any of his or her beneficiaries for any loss resulting from action taken at the direction of the Participant.

     13.7 Appointment Of Additional Trustee And Allocation Of Responsibilities Thereto If the Employer selects Qualifying Employer Securities or other specific investments for which the Trustee is not serving as trustee, as an investment of the Plan, then an additional trustee will be appointed by the Employer to serve as trustee of the Qualifying Employer Securities or other specific investments. In the event that an additional trustee is appointed for the Plan to serve as the trustee of Qualifying Employer Securities or other specific investments which are permitted by the Plan, but for which this Trustee is not serving as trustee, this Trustee shall have no responsibilities to these assets other than as set forth herein. The duties of the Trustee shall be limited to the assets held in the Fund and the Trustee shall have no duties with respect to assets held by any other person including, without limitation, any other trustee for the Plan. Inversely, any other trustee of the Plan shall have no duties with respect to assets held in the Fund by the Trustee.

     ARTICLE XIV
     TOP-HEAVY PROVISIONS

     14.1 Applicability Of Rules If the Plan is or becomes Top-Heavy in any Plan Year beginning after 1983, the provisions of this Article will supersede any conflicting provisions in the Plan or Adoption Agreement.

     14.2 Minimum Contribution Notwithstanding any other provision in the Employer's Plan, for any Plan Year in which the Plan is Top-Heavy or Super Top- Heavy, the aggregate Employer contributions and forfeitures allocated on behalf of any Participant (without regard to any Social Security contribution) under this Plan and any other Defined Contribution Plan of the Employer shall be lesser of three percent of such Participant's Compensation or the largest percentage of Employer contributions and forfeitures, as a percentage of the Participant's Compensation as imposed by Code Section 401(a)(17) and, as adjusted under Code
     Section 415(d), of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year.

     Each Participant who is employed by the Employer on the last day of the Plan Year shall be entitled to receive an allocation of the Employer's minimum contribution for such Plan Year. The minimum allocation applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because the Participant fails to make Mandatory Contributions to the Plan, the Participant's Compensation is less than a stated amount, or the Participant fails to complete 1,000 Hours of Service (or such lesser number as may be required in Section 3(k)(ii) of Adoption Agreement #002) during the Plan Year. A Paired profit-sharing plan designated to provide the minimum Top-Heavy contribution must do so regardless of profits. An Employer may make the minimum Top-Heavy contribution available to all Participants or just non-Key Employees.

     For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in the second paragraph of paragraph 1.13 of the Plan.

     The Top-Heavy minimum contribution does not apply to any Participant to the extent the Participant is covered under any other plan(s) of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirements applicable to Top-Heavy Plans will be met in the other plan(s).

     If a Key Employee makes an Elective Deferral or has an allocation of Matching Contributions made to his or her account, a Top-Heavy minimum will be required for non-Key Employees who are Participants, however, neither Elective Deferrals by nor Matching Contributions to non-Key Employees may be taken into account for purposes of satisfying the Top-Heavy minimum contribution requirement.

     14.3 Minimum Vesting For any Plan Year in which this Plan is Top-Heavy, the minimum vesting schedule elected by the Employer in the Adoption Agreement will automatically apply to the Plan. If the vesting schedule selected by the Employer in the Adoption Agreement is less liberal than the allowable schedule, the schedule will automatically be modified. If the vesting schedule under the Employer's Plan shifts in or out of the Top-Heavy schedule for any Plan Year, such shift is an amendment to the vesting schedule and the election in paragraph 9.8 of the Plan applies. The minimum vesting schedule applies to all accrued benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this paragraph does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan initially becomes Top-Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this paragraph.

     14.4 Limitations On Allocations In any Plan Year in which the Top-Heavy Ratio exceeds 90% (i.e., the Plan becomes Super Top-Heavy), the denominators of the Defined Benefit Fraction (as defined in paragraph 1.17) and Defined Contribution Fraction (as defined in paragraph 1.20) shall be computed using 100% of the dollar limitation instead of 125%.

     ARTICLE XV
     AMENDMENT AND TERMINATION

     15.1 Amendment By Sponsor The Sponsor may amend any or all provisions of this Plan and Trust at any time without obtaining the approval or consent of any Employer which has adopted this Plan and Trust provided that no amendment shall authorize or permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries, or eliminate an optional form of distribution. In the case of a mass-submitted plan, the mass-submitter shall amend the Plan on behalf of the Sponsor.
     15.2 Amendment By Employer The Employer may amend any option in the Adoption Agreement, and may include language as permitted in the Adoption Agreement,

     (a) to satisfy Code Section 415, or

     (b) to avoid duplication of minimums under Code Section 416 because of the required aggregation of multiple plans.

     The Employer may add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan for which the Employer must obtain a separate determination letter.

     If the Employer amends the Plan and Trust other than as provided above, the Employer's Plan shall no longer participate in this Prototype Plan and will be considered an individually designed plan.

     15.3 Termination Employers shall have the right to terminate their Plans upon 60 days notice in writing to the Trustee. If the Plan is terminated, partially terminated, or if there is a complete discontinuance of contributions under a profit-sharing plan maintained by the Employer, all amounts credited to the accounts of Participants shall vest and become nonforfeitable. In the event of a partial termination, only those who are affected by such partial termination shall be fully vested. In the event of termination, the Employer or Recordkeeper shall direct the Trustee with respect to the distribution of accounts. The Trustee shall dispose of the Fund in accordance with the written directions of the Plan Administrator or Recordkeeper, provided that no liquidation of assets and payment of benefits, (or provision therefor), shall actually be made by the Trustee until after it is established by the Employer in a manner satisfactory to the Trustee, that the applicable requirements, if any, of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code governing the termination of employee benefit plans, have been or are being, complied with, or that appropriate authorizations, waivers, exemptions, or variances have been, or are being obtained.

     15.4 Qualification Of Employer's Plan If the adopting Employer fails to attain or retain Internal Revenue Service qualification, such Employer's Plan shall no longer participate in this Prototype Plan and will be considered an individually designed plan.

     15.5 Mergers And Consolidations

     (a) In the case of any merger or consolidation of the Employer's Plan with, or transfer of assets or liabilities of the Employer's Plan to, any other plan Participants in the Employer's Plan shall be entitled to receive benefits immediately after the merger, consolidation, or transfer which are equal to or greater than the benefits they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

     (b) Any corporation into which the Trustee or any successor trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee or any successor trustee may be transferred, shall be the successor of such Trustee without the filing of any instrument or performance of any further act, before any court.

     15.6 Resignation And Removal The Trustee may resign by written notice to the Employer which shall be effective 60 days after delivery. The Employer may discontinue its participation in this Prototype Plan and Trust effective upon 60 days written notice to the Sponsor. In such event the Employer shall, prior to the effective date thereof, amend the Plan to eliminate any reference to this Prototype Plan and Trust and appoint a successor trustee or arrange for another funding agent. The Trustee shall deliver the Fund to its successor on the effective date of the resignation or removal, or as soon thereafter as practicable, provided that this shall not waive any lien the Trustee may have upon the Fund for its compensation or expenses. If the Employer fails to amend the Plan and appoint a successor trustee, or other funding agent within the said 60 days, or such longer period as the Trustee may specify in writing, the Plan shall be deemed individually designed and the Employer shall be deemed the successor trustee. The Employer must then obtain its own determination letter.

     15.7 Qualification Of Prototype The Sponsor intends that this Prototype Plan will meet the requirements of the Code as a qualified Prototype Retirement Plan and Trust. Should the Commissioner of Internal Revenue or any delegate of the Commissioner at any time determine that the Plan and Trust fails to meet the requirements of the Code, the Sponsor will amend the Plan and Trust to maintain its qualified status.

     ARTICLE XVI
     ELAPSED TIME RULES AND DEFINITIONS

     16.1 Application If the Adoption Agreement specifies the Elapsed Time method of determining Service, the rules and definitions provided in this Article XVI shall supersede the corresponding provisions of the Plan to the extent provided herein.

     16.2 Hour Of Service In lieu of the provisions of paragraph
     1.43(a), (b) and (c), an Hour of Service shall mean an hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

     16.3 Service Or Period Of Service In lieu of the provisions of paragraph 1.75, Service shall mean the aggregate of all years and fractions of years of an Employee's employment by the Employer. Fractions of a year shall be expressed in terms of days. A Period of Service shall mean the period beginning on the date on which the Employee first performs an Hour of Service upon employment or reemployment, and ending on the date on which a Period of Severance begins. A Period of Service shall also include any Periods of Severance of less than 12 consecutive months.

     16.4 Year Of Service In lieu of the provisions of paragraph 1.92, a Year of Service shall mean a Period of Service of 12 months, whether or not consecutive.

     16.5 Period Of Severance A Period of Severance shall mean a continuous period during which the Employee is not employed by the Employer. A Period of Severance shall begin on the earlier of:

     (a) the date on which the Employee retires, dies, quits or is discharged, or

     (b) the first 12-month anniversary of the date on which the Employee is first absent from employment for reasons other than retirement, death, quit or discharge;

     provided, however, that in the case of an Employee who is absent from employment beyond the first 12-month anniversary of the first day of absence by reason of Parental Leave, the Period of Severance shall begin on the second 12-month anniversary of the date of such absence. The period between the first and second 12-month anniversaries of the first day of absence from employment shall be neither a Period of Service nor a Period of Severance.

     A Period of Severance shall end on the date on which the Employee again performs an Hour of Service.

     16.6 Break In Service In lieu of the provisions of paragraph 1.11, a Break in Service shall mean a Period of Severance of 12 consecutive months.

     16.7 Parental Leave For purposes of paragraph 16.5 and in lieu of the provisions of paragraph 1.43(e), Parental Leave shall mean any period during which an individual is absent from employment,

     (a) by reason of the pregnancy of the individual,

     (b) by reason of the birth of a child of the individual

     (c) by reason of placement of a child with the individual in connection with the adoption of such child by the individual, or

     (d) for purposes of caring for such child for a period beginning immediately following the birth or placement.

     An absence from employment shall not be a Parental Leave unless the Employee furnishes to the Employer such timely information as the Employer may reasonably require in order to establish that the nature and period of absence from employment meet the requirements of this paragraph 16.7. Nothing contained in this Article XVI shall be construed to establish an Employer leave policy or treat a Parental Leave as an authorized leave of absence.

     16.8  Computation Period In lieu of the provisions of paragraphs
     2.3 and 9.3, Years of Service and Breaks in Service shall be determined as provided below:

     (a) all Periods of Service shall be aggregated so that a Year of Service shall be completed as of the date that the Employee completes 12 months of Service (30 days shall be considered to be one month in the case of aggregation of fractional months), and

     (b) all Breaks in Service shall be determined in accordance with paragraph 16.6.

     16.9 Allocating Employer Contributions In lieu of the provisions of paragraph 5.3, the Employer's contribution shall be allocated to Participants in accordance with the allocation formula selected by the Employer in the Adoption Agreement and the minimum contribution and allocation requirements for Top-Heavy Plans; provided, however, that each Participant shall share in Employer contributions for the period beginning on the date on which the Participant begins participation under the Plan and ending on the earlier of:

     (a) the date on which the Participant severs employment with the Employer, or

     (b) the date on which the Participant is no longer a member of an eligible class of Employees.


     ARTICLE XVII
     GOVERNING LAW

     Construction, validity and administration of the Prototype Plan and Trust, and any Employer Plan and Trust as embodied in the Prototype document and accompanying Adoption Agreement, shall be governed by Federal law to the extent applicable and to the extent not applicable by the laws of the State in which the principal office of the Sponsor is located.



     IRS OPINION LETTERS

     Below are the Internal Revenue Service opinion letters approving the form of The American Funds Prototype Defined Contribution Plan and Trust.

     Internal Revenue Service          Department of the Treasury
     Plan Description:  Prototype Standardized Profit Sharing Plan with
     CODA
     FFN: 50270211903-001
     Case: 9307908                     EIN: 95-2769620  Washington, DC 20224
     BPD: 03                           Plan: 001
     Letter Serial No: D261759a        Person to Contact: Mr. Dua
                                       Telephone Number: (202) 622-8380
                                       Refer Reply to: CP:E:EP:Q:3
                                       Date:  01/26/94

     American Funds Distributors Inc
     333 South Hope Street
     Los Angeles, CA  90071

     Dear Applicant:

     In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

     You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

     Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

     Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-1 C.B. 780; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419(d)(3).

     An employer that has adopted a standardized plan may not rely on this opinion letter with respect to: (1) whether any amendment or series of amendments to the plan satisfies the nondiscrimination requirements of section 1.401(a)(4)-5(a) of the regulations, except with respect to plan amendments granting past service that meet the safe harbor described in section 1.401(a)(4)-5(a)(5) and are not part of a pattern of amendments that significantly discriminates in favor of highly compensated employees; or (2) whether the plan satisfies the effective availability requirement of section 1.401(a)(4)-4(c) of the regulations with respect to any benefit, right or feature.

     An employer that has adopted a standardized plan as an amendment to a plan other than a standardized plan may not rely on this opinion letter with respect to whether a benefit, right or other feature that is prospectively eliminated satisfies the current availability requirements of section 1.401(a)-4 of the regulations.

     The employer may request a determination (1) as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415; (2) regarding the nondiscriminatory effect of grants of past service; and (3) with respect to whether a prospectively eliminated benefit, right or feature satisfies the current availability requirements.

     Our opinion does not apply to the form of the plan for purposes of section 401(a) of the Code unless the terms of the plan, as adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(5), 401(a)(17), 401(l), 410(b) and 414(s) of the
     Code, as amended by the Tax Reform Act of 1986 or subsequent legislation, (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such other date on which these requirements first became effective with respect to this plan); or (b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

     Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

     If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquires by adopting employers.

     If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder number shown in the heading of this letter.

     You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

     Sincerely yours,

     Chief, Employee Plans Qualifications Branch



     Internal Revenue Service         Department of the Treasury
     Plan Description:  Prototype Non-standardized Profit Sharing Plan with CODA
     FFN: 50370211903-002
     Case: 9307909                    EIN: 95-2769620  Washington, DC  20224
     BPD: 03                          Plan:  002
     Letter Serial No: D361760a       Person to Contact:  Mr. Dua
                                      Telephone Number: (202) 622-8380
                                      Refer Reply to: CP:E:EP:Q:3
                                      Date:  01/26/94


     American Funds Distributors Inc.
     333 South Hope Street
     Los Angeles, CA  90071

     Dear Applicant:

     In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

     You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

     Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

     Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

     If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquires by adopting employers.

     If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

     You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

     Sincerely yours,

     Chief, Employee Plans Qualifications Branch